UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Lindblad Expeditions Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)
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(2)
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(3)
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(4)
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(5)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
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(2)
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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

The 2021 Annual Meeting of Stockholders of Lindblad Expeditions Holdings, Inc. (the “Annual Meeting”) will be held virtually on Thursday June 3, 2021 at 10:00 AM EDT. Due to the continued public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders and other stakeholders, we have decided that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: http://www.viewproxy.com/Lindblad/2021/VM. You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the Annual Meeting. At the meeting, the holders of outstanding common stock will act on the following matters:
(1)
The election of Mark D. Ein, Sven-Olof Lindblad and Dolf Berle, the three nominees named in the attached proxy statement, as Class C Directors to serve terms expiring at the annual meeting of stockholders to be held in 2024 and, in each instance, until their successors have been elected and qualified;

(2)
The approval, on an advisory basis, of the 2020 compensation of our named executive officers;

(3)
To consider and vote upon a proposal to select, on an advisory basis, the frequency with which we will hold an advisory stockholder vote to approve executive compensation;

(4)
The approval of the 2021 Employee Long-Term Stock Incentive Plan;

(5)
The ratification of the appointment of Marcum LLP as our independent registered certified public accounting firm for fiscal year 2021; and

(6)
The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 7, 2021 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.
We hope you will be able to attend the meeting virtually, but in any event, we would appreciate your submitting your proxy as promptly as possible. You may vote by telephone or the internet as instructed in the Notice of Internet Availability of Proxy Materials and in the accompanying proxy. If you received a copy of the proxy card by mail, you may also submit your vote by mail. We encourage you to vote by telephone or the internet. These methods are convenient and save the Company significant postage and processing charges. If you attend the meeting, you may revoke your proxy and vote in person.
By Order of the Board of Directors,
/s/ Mark D. Ein

Mark D. Ein
Co-Chairperson of the Board
Dated: April 19, 2021

Lindblad Expeditions Holdings, Inc.
96 Morton Street, 9th Floor
New York, NY 10014
2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 3, 2021

PROXY STATEMENT

The Board of Directors of Lindblad Expeditions Holdings, Inc. (the “Company,” “we,” “us,” “our,” and “ours”) is soliciting proxies from its stockholders to be used at the 2021 Annual Meeting of Stockholders to be held virtually on June 3, 2021 at 10:00 AM EDT. Due to the continued public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders and other stakeholders, we have decided that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: http://www.viewproxy.com/Lindblad/2021/VM. You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the Annual Meeting. This proxy statement contains information related to the Annual Meeting.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
On or about April 19, 2021, we mailed to our stockholders who have not previously requested to receive materials by mail or e-mail a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access this proxy statement and our annual report online and how you may submit your proxy on the internet or by telephone. If you received this notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions therein for requesting these materials.
ABOUT THE ANNUAL MEETING
Why did I receive these materials?
Our Board of Directors is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock on April 7, 2021 and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting virtually. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.
What information is contained in this proxy statement?
This proxy statement includes information related to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors, the compensation of directors and executive officers and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the meeting?
Holders of common stock as of the close of business on the record date, April 7, 2021, will receive notice of, and be eligible to vote at, the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the record date, we had outstanding and entitled to vote 49,988,730 shares of common stock.
How many votes do I have?
Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.
Who can attend the meeting virtually?
Due to the continued public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders and other stakeholders, we have decided that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: http://www.viewproxy.com/Lindblad/2021/VM. You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the Annual Meeting.
What constitutes a quorum?
The presence at the meeting, virtually or by proxy, of the holders of a majority of all the outstanding shares of common stock entitled to vote constitutes a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.
How do I vote if I am a stockholder of record?
If you are a stockholder of record (that is, you own your shares in your own name with our transfer agent and not through a broker, bank or other nominee that holds shares for your account in a “street name” capacity), you can vote via a virtual meeting or by proxy. Due to the continued public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders and other stakeholders, we have decided that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: http://www.viewproxy.com/Lindblad/2021/VM. You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting virtually so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting virtually, you may vote at the meeting and your proxy will not be counted. Our Board of Directors has designated Sven-Olof Lindblad and Craig I. Felenstein, and each or any of them or their designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.
Voting by Telephone or Internet.   If you are a stockholder of record, you may vote by proxy by telephone or internet. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. EDT on June 2, 2021. Please see the Notice of Internet Availability of Proxy Materials or proxy card for instructions on how to vote by telephone or internet.
Voting by Proxy Card.   Each stockholder electing to receive stockholder materials by mail may vote by proxy using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.
How do I vote if I hold my shares in “street name”?
If you hold your shares in “street name,” we have supplied copies of our proxy materials for the Annual Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. You must either direct the broker, trust, bank or other nominee as to how to vote your shares, or obtain a proxy from the bank, broker or other nominee to vote at the meeting. Please refer to the voter instruction cards used by your broker, trust, bank or other nominee for specific instructions on methods of voting, including by telephone or using the internet.
Can I change my vote?
Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of the Company or mailing a proxy bearing a later date, submitting your proxy again by telephone or over the internet or by attending the Annual Meeting virtually and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trust, bank or other nominee or, if you have obtained a legal proxy from your broker, trust, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
How is the Company soliciting this proxy?
We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.
What vote is required to approve each item?
Directors are elected by plurality vote and there is no cumulative voting. Accordingly, the director nominees receiving the highest vote totals of the eligible shares of our common stock that are present, virtually or by proxy, and entitled to vote at the meeting will be elected as our directors. The approval of the advisory resolution on executive compensation, the approval of the 2021 Employee Long-Term Incentive Plan and the ratification of the appointment of Marcum LLP require the affirmative vote of the majority of the votes present, virtually or by proxy, and entitled to vote at the meeting. The frequency of say-on-pay votes is selected by a plurality vote. The option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders.
How are votes counted?
With regard to the election of directors, you may vote “FOR” or “WITHHOLD,” and votes that are withheld will be excluded entirely from the vote and will have no effect. For the other proposals except frequency of say-on pay, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For the frequency of say-on-pay proposal, you may vote for “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN.” Abstentions are considered to be present and entitled to vote at the meeting and, therefore, will have the effect of a vote against each of the proposals other than the director elector proposal and the say-on-pay proposal. For the director election proposal, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. For the frequency of say-on-pay proposal, any shares not voted “FOR” a particular option (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted toward such option’s selection.
If you hold your shares in “street name,” we have supplied copies of our proxy materials for our Annual Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, trust, bank or other nominee that has not received voting instructions from you may not vote on any proposal other than the appointment of Marcum LLP. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the appointment of Marcum LLP as our independent auditor without receiving voting instructions from you.
Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?
The Board and management do not intend to present any matters at this time at the Annual Meeting other than those outlined in the notice of the Annual Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxies discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement, proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.
If I previously signed up to receive stockholder materials by mail and wish to access these materials via the internet or electronic delivery in the future, what should I do?
If you have previously signed up to receive stockholder materials, including proxy statements and annual reports, by mail, you may choose to receive these materials by accessing the internet or via electronic delivery in the future. You can help us achieve a substantial reduction in our printing and mailing costs by choosing to receive stockholder materials by means other than the mail. If you choose to receive your proxy materials by accessing the internet, then before next year’s annual meeting, you will receive a Notice of Internet Availability of Proxy Materials when the proxy materials and annual report are available over the internet. If you choose instead to receive your proxy materials via electronic delivery, you will receive an email containing the proxy materials.
If your shares are registered in your own name (instead of through a broker or other nominee), sign up to receive proxy materials in the future by accessing the internet or via electronic delivery by visiting the following website: http://www.viewproxy.com/Lindblad/2021.
Your election to receive your proxy materials by accessing the internet or by electronic delivery will remain in effect for all future stockholder meetings unless you revoke it before the meeting by following the instructions on the Notice of Internet Availability of Proxy Materials or by calling or sending a written request addressed to:
Lindblad Expeditions Holdings, Inc.
96 Morton Street, 9th Floor
New York, NY 10014
Attn: Tom Naiman
(212) 261-9000
If you hold your shares in an account at a brokerage firm or bank participating in a “street name” program, you can sign up for electronic delivery of proxy materials in the future by contacting your broker.
How can I obtain paper copies of the proxy materials, 10-K and other financial information?
Stockholders can access our 2021 proxy statement, our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission as well as our corporate governance and other related information on the investor relations page of our website at investors.expeditions.com.

The Securities and Exchange Commission’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or single set of annual meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings to the Company. To take advantage of this opportunity, we have delivered only one notice, proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the notice or annual meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future notices, proxy statements and annual reports for your household, or wish to receive a separate copy for each stockholder, please write to the address set forth above.
If you previously elected to receive our stockholder materials via the internet, you may request paper copies, without charge, by writing to the address set forth above.
Where can I find the voting results of the annual meeting?
We will announce the preliminary voting results at the annual meeting and release the final results in a Form 8-K within four business days following the annual meeting.

PRINCIPAL STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of our common stock as of April 7, 2021 by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our current directors, director nominees and executive officers, and (iii) all of our current directors, director nominees and executive officers as a group. Derivative securities exercisable or convertible into shares of our common stock within sixty (60) days of April 7, 2021 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding securities, but are not deemed outstanding for computing the percentage of any other person. The address of named beneficial owners that are our officers and/or directors is: c/o Lindblad Expeditions Holdings, Inc., 96 Morton Street, 9th Floor, New York, NY 10014. The following table is based upon information supplied by officers and directors, and with respect to 5% or greater stockholders who are not officers or directors, information filed with the Securities and Exchange Commission.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Management and Directors:
Sven-Olof Lindblad(2)	12,559,107	25.1%
Craig Felenstein(3)	279,501	*
Dean (Trey) Byus III(4)	140,713	*
Benjamin L. Bressler	20,500	*
Mark D. Ein(5)	4,957,969	9.9%
L. Dyson Dryden(6)	1,182,365	2.4%
Bernard W. Aronson(7)	24,735	*
Catherine Reynolds(6)	26,635	*
Elliott Bisnow(8)	27,126	*
John M. Fahey(6)	85,431	*
Daniel J. Hanrahan(6)	25,193	*
Thomas S. (Tad) Smith Jr.(6)	269,790	*
All directors and executive officers as a group (12 persons)	19,599,065	39.2%
5% Owners:		*
Capitol Acquisition Management 2 LLC(5)	4,957,969	9.9%
FMR LLC	5,855,130	11.7%

*
Denotes ownership of less than 1% of the outstanding shares of common stock.

(1)
Derivative securities exercisable or convertible into shares of our common stock within sixty (60) days of April 7, 2021 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding securities but are not deemed outstanding for computing the percentage of any other person. Based on 49,988,730 shares of common stock issued and outstanding as of April 7, 2021 (including outstanding restricted stock).

(2)
Excludes 8,443 unvested RSUs that vest in full on March 29, 2022, 8,339 unvested RSUs that vest 50% on each of March 31, 2022 and 2023, 78,333 unvested RSUs that vest 20% on each of December 31, 2021, 2022, 2023, 2024 and 2025, and 20,436 unvested RSUs that vest 33% on each of March 31, 2022, 2023 and 2024, subject to continued service on the vesting date, and 24,547 unvested PSUs that will vest in full March 29, 2022, 23,748 unvested PSUs that vest in full on March 31, 2023, and 45,388 unvested MSUs that vest 50% on each of March 31, 2022 and 2023, and 20,436 unvested MSUs that vest 33% on each of March 31, 2022, 2023 and 2024, subject to achieving performance targets and continued service on the vesting date.

(3)
Excludes 4,503 unvested RSUs that vest in full on March 29, 2022, 4,447 unvested RSUs 20,000 unvested RSUs that vest 25% on each of December 8, 2021, 2022, 2023 and 2024 and 53,712 unvested RSUs vest 20% on each of December 21, 2021, 2022, 2023, 2024 and 2025, subject to continued service on the vesting date, and 10,899 unvested RSUs that vest 33% on each of March 31, 2022, 2023 and 2024, and 13,092 unvested PSUs that will vest in full March 29, 2022, 12,685 unvested PSUs that vest in full on March 31, 2023, and 24,207 unvested MSUs that vest 50%

on each of March 31, 2022 and 2023, and 10,899 unvested MSUs that vest 33% on each of March 31, 2022, 2023 and 2024, subject to achieving performance targets and continued service on the vesting date. Includes vested options to purchase 200,000 shares of our common stock.
(4)
Excludes 3,096 unvested RSUs that vest in full on March 29, 2022, 3,057 unvested RSUs that vest 50% on each of March 31, 2022 and 2023, 97,134 unvested RSUs that vest 20% on each of December 21, 2021, 2022, 2023, 2024 and 2025, and 7,493 unvested RSUs that vest 33% on each of March 31, 2022, 2023 and 2024, subject to continued service on the vesting date, and 9,001 unvested PSUs that vest in full on March 29, 2022, 8,721 unvested PSUs that vest in full on March 31, 2023, and 16,642 unvested MSUs that vest 50% on each of March 31, 2022 and 2023, and 7,493 unvested MSUs that vest 33% on each of March 31, 2022, 2023 and 2024, subject to achieving performance targets and continued service on the vesting date.

(5)
Includes 241,102 shares held directly by Mr. Ein and 4,716,867 shares held by Capitol Acquisition Management 2 LLC, of which Leland Investments Inc., an entity controlled by Mr. Ein, is the sole member. As a result, Mr. Ein has voting and dispositive control over such shares. Excludes 8,526 shares of restricted stock held by Mr. Ein that vests in full on August 8, 2021, subject to continued service on the vesting date and 6,041 RSUs that that vest January 21, 2023, subject to continued service on the vesting date that Mr. Ein elected to receive in lieu of cash Board Director fees for 2020.

(6)
Excludes 8,526 shares of restricted stock that vests in full on August 8, 2021, subject to continued service on the vesting date.

(7)
Excludes 8,526 shares of restricted stock held by Mr. Aronson that vests in full on August 8, 2021, subject to continued service on the vesting date and 3,164 RSUs that that vest January 21, 2023, subject to continued service on the vesting date that Mr. Aronson elected to receive in lieu of cash Board Director fees for 2020.

(8)
Includes 14,896 shares held directly by Mr. Bisnow, 9,784 shares held by Umbrella Holding Co. LLC, an entity directly controlled by Mr. Bisnow, and 2,446 shares held by Peak Street Management LLC, an entity directly controlled by Mr. Bisnow. As a result, Mr. Bisnow has voting and dispositive control over such shares. Excludes 8,526 shares of restricted stock that vests in full on August 8, 2021, subject to continued service on the vesting date.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders holding more than 10% of our outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Section 16(a) filers are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on a review of the ownership reports filed with Securities and Exchange Commission during 2020, we believe that all Section 16(a) filing requirements were met on a timely basis other than an inadvertent late Form 4s filed by Mr. Auerbach, Mr. Byus, Mr. Lindblad and Mr. Felenstein with respect to the disposition of shares to the Company for taxes upon vesting of equity awards.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
We maintain a staggered Board of Directors divided into three classes. Each director generally serves for a term ending on the date of the third annual stockholders’ meeting following the annual stockholders’ meeting at which such director’s class was most recently elected and until his or her successor is duly elected and qualified. The number of authorized directors as of the date of this proxy statement is ten. On March 29, 2021, the Board of Directors appointed Dolf Berle to serve as our President, Chief Executive Officer and a Director, effective May 10, 2021. Mr. Berle will succeed Sven-Olof Lindblad, who will step down as President and Chief Executive Officer at that time. Also, on March 29, 2021, Sarah Farrell, an independent member of the Board of Directors, stepped down from the Board of Directors. With Ms. Farrell’s departure and Mr. Berle’s appointment to the Board, the Lindblad Expeditions Board will continue to have ten members.
Currently, there are four directors in Class A (Bernard W. Aronson, Elliott Bisnow, Daniel J. Hanrahan and Thomas S. (Tad) Smith), three directors in Class B (L. Dyson Dryden, John M. Fahey and Catherine B. Reynolds) and three directors in Class C (Mark D. Ein and Sven-Olof Lindblad, with the third position to be filled by Dolf Berle upon his appointment to the Board). At the Annual Meeting, the term of our Class C directors, Mark D. Ein and Sven-Olof Lindblad will expire. At the Annual Meeting, our stockholders will vote to elect Mark D. Ein, Sven-Olof Lindblad and Dolf Berle as Class C directors to serve until our 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Information about each of our directors and director nominees is set forth below. Director nominees Mark D. Ein and Sven-Olof Lindblad are currently serving as directors.
The individuals named as proxy voters in the accompanying proxy, or their substitutes, will vote for the Board’s nominees with respect to all proxies we receive unless instructions to the contrary are provided. If any nominee becomes unavailable for any reason, the votes will be cast for a substitute nominee designated by our Board. Our directors have no reason to believe that any of the nominees named below will be unable to serve if elected.
The following sets forth certain information, as of April 7, 2021, about each of the Board’s nominees for election at the Annual Meeting and each of our directors whose term will continue after our Annual Meeting.
Nominees for Election at the Annual Meeting
Class C Directors — Terms Expiring 2021 (2024 if re-elected)
Mark D. Ein, age 56, has served as our Chair of the Board and a Director since March 2013, and previously served as our Chief Executive Officer, Treasurer and Secretary prior to the business combination with Lindblad Expeditions, Inc. in July 2015. Mr. Ein is an investor, entrepreneur and philanthropist, who has created, acquired, invested in and built a series of growth companies across a diverse set of industries over the course of his 30-year career. During this time, Mr. Ein has been involved in the founding or early stages of six companies that have been worth over one billion dollars and has led over $3.0 billion of private equity, venture capital and public company investments. Mr. Ein has served as the Chairman of the Board and Chief Executive Officer of Capitol Investment Corp. VI and Capitol Investment Corp. VII, and as a director of BrightSpark Capitol Corp., since their respective formations in January and February of 2021. From May 2017 until July 2019, Mr. Ein was the Chairman of the Board and Chief Executive Officer of Capitol IV, a blank check company formed for substantially similar purposes of our company. In July 2019, Capitol IV completed its business combination with Nesco (NYSE: NSCO), one of the largest specialty equipment rental providers to the growing electric utility transmission and distribution, telecom and rail industries in North America. Mr. Ein has served as Vice-Chairman of the Board of Nesco since the closing of its business combination. From July 2015 until June 2017, Mr. Ein was the Chairman of the Board and Chief Executive Officer of Capitol III, a blank check company formed for substantially similar purposes as our company. In June 2017, Capitol III completed its business combination with Cision (NYSE: CISN), a leading media communication technology and analytics company. Mr. Ein served as Vice-Chairman of the

Board of Cision from the closing of its business combination until January 2020 when it was sold to Platinum Equity and taken private. From June 2007 to October 2009, Mr. Ein was the Chief Executive Officer and Director of Capitol I, a blank check company formed for substantially similar purposes as our company. Capitol I completed its business combination with Two Harbors (NYSE: TWO), a Maryland real estate investment trust, in October 2009. From October 2009 to May 2015, Mr. Ein served as the Non-Executive Vice Chairman of Two Harbors’ Board of Directors. Mr. Ein is the Founder of Venturehouse Group, LLC, a holding company that creates, invests in and builds companies, and has served as its Chairman and Chief Executive Officer since 1999. He has also been the President of Leland Investments Inc., a private investment firm, since 2005. Mr. Ein is Co-Chairman of Kastle Holding Company LLC, which through its subsidiaries is the majority owner and conducts the business of Kastle Systems, LLC, a provider of building and office security systems that was acquired in January 2007. Mr. Ein has also served on the Board of Directors of Soho House Holdings Limited since September 2018.
Mr. Ein is the Founder and Owner of MDE Sports, which owns the Citi Open tennis tournament in Washington, D.C., one of the five largest tennis events in the United States and one of only five major tournaments in the United States featuring players from both the ATP and WTA Tours competing simultaneously. MDE Sports also owns the Washington Kastles World Team Tennis franchise that has won the league championship six of its 13 years since its founding by Mr. Ein and had one of the longest winning streaks in U.S. pro team sports history, winning 34 straight matches from 2011 through 2013. In September 2018, Mr. Ein founded and became Chairman of Washington E-Sports Ventures, which owns the Washington Justice esports franchise in the Overwatch League, bringing the premier global esports league to the greater Washington, D.C. region, and, also in 2018, Mr. Ein acquired the Washington City Paper, the renowned weekly paper serving the Washington, D.C. metropolitan area since 1981.
A native of the Washington area, he actively supports many community, charitable and cultural organizations and currently serves on the boards of the D.C. Public Education Fund (as Chairman since 2010, the Fund has raised $130 million of philanthropic support for D.C. Public Schools), the Smithsonian National Museum of Natural History, D.C. College Access Program and D.C. Policy Center (Co-Founder). He currently serves as a Presidential Appointee to the Board of the United States Tennis Association, having previously served on the board from 2012 to 2018 (serving as a Vice President of the Board from 2016 to 2018). Mr. Ein has been a member of the World Economic Forum since 2016, and the Gridiron Club, the oldest and one of the most prestigious journalistic organizations in Washington, DC.
He has won numerous awards, including the Washington Business Hall of Fame, Washington, D.C. Business Leader of the Year from the Chamber of Commerce in 2011 and 2019, the Jefferson Award for public service and Entrepreneur of the Year Awards from Ernst and Young and the National Foundation for Teaching Entrepreneurship. In September 2009, Washington, D.C. Mayor Adrian Fenty presented Mr. Ein with the Key to the City, highlighting his Washington Kastles success on the court and, “for their commitment to the District’s communities and our youth.”
Previously in his career, Mr. Ein worked for The Carlyle Group, Brentwood Associates, and Goldman, Sachs & Co. Mr. Ein received a B.S. in Economics with a concentration in Finance from the University of Pennsylvania’s Wharton School of Finance and an M.B.A. from the Harvard Business School.
We consider Mr. Ein well-qualified to serve as a member of the Board due to his public company experience, business leadership and operational experience.
Sven-Olof Lindblad, age 70, founded Lindblad and has been its President and Chief Executive Officer since its inception and intends to step down as President and Chief Executive Officer on May 10, 2021 when Mr. Berle steps into that role. Mr. Lindblad has served as our Director since July 2015 and as Co-Chair of the Board since March 29, 2021. Mr. Lindblad’s travel background and familiarity with adventure travel and wildlife dates back to his childhood and with his father, Lars-Eric Lindblad. Mr. Lindblad founded Lindblad in order to offer innovative and educational travel expeditions to the world’s most remarkable places, capturing the true spirit of adventure. His commitment to environmentally responsible travel and ocean advocacy drives the company’s innovation and leadership in the expedition travel category. He is an honorary member of the General Assembly of the Charles Darwin Foundation for the Galapagos Islands; serves on the Board of The Safina Center, and on the Board of Trustees of RARE; is a founding member of the non-profit, Ocean Elders, and serves on the Board of Advisors for Pristine Seas.

We consider Mr. Lindblad well-qualified to serve as a member of the Board due to his leadership, extensive travel background and familiarity with adventure travel.
Dolf Berle, age 57, is expected to join the Board effective May 10, 2021 when he assumes his role as President and Chief Executive Officer of the Company. Mr. Berle most recently served as Chief Executive Officer of Topgolf Entertainment Group where he led the company’s overall vision, global growth strategies and financial performance. Previously, Mr. Berle served as President and Chief Operating Officer of Dave & Buster’s Entertainment, Inc. Prior to that, Mr. Berle served in a variety of executive leadership roles in the public sector as well as private growth-oriented companies dedicated to joyful guest experiences. These include tenures as Executive Vice President of Hospitality, and Division Head for ClubCorp USA, Inc., President of Lucky Strike Entertainment; and Chief Operating Officer of House of Blues Entertainment, Inc. He serves on the board of National Make-A-Wish Foundation, USA Track and Field and the Norman Rockwell Museum. Mr. Berle earned his undergraduate and MBA degrees from Harvard University, and a Master of Arts degree in African History from the University of Zimbabwe.
We consider Mr. Berle well-qualified to serve as a member of the Board due to his public company experience and experiential business leadership.
RECOMMENDATION OF THE BOARD:
The Board of Directors recommends a vote FOR each of the above director nominees.
Directors Continuing in Office
Class A Directors — Terms Expiring 2022
Bernard W. Aronson, age 74, has served as a Director since July 2015. Mr. Aronson is currently Founding Partner of ACON Investments, L.L.C., a middle market private equity group. He served as the U.S. Special Envoy to the Colombian Peace Process, appointed by former President Obama in February 2015. His distinguished career has included positions in the private and government sectors, including international advisor to Goldman Sachs & Co. from 1993 to 1996; Assistant Secretary of State for Inter-American Affairs from 1989 to 1993 where he was presented with the State Department’s highest honor, the Distinguished Service Award, for his role in ending the conflicts in Central America, and again for ending the conflict in Colombia; and several White House positions under the Carter Administration. Mr. Aronson previously served as a director of Royal Caribbean Cruises Ltd. from 1993 until 2015, and also has served as a director of Kate Spade & Co., Hyatt Hotels Corporation and Northern Tier Energy LP, in addition to several private companies. He serves on several non-profit boards, including The Amazon Conservation Team and the National Democratic Institute for International Affairs, and is a member of the Council on Foreign Relations. He graduated with Honors from the University of Chicago.
We consider Mr. Aronson well-qualified to serve as a member of the Board due to his prior experience as a member of the Board of Directors of Royal Caribbean Cruises Ltd. and his extensive business experience.
Elliott Bisnow, age 35, has served as a Director since December 2017. Mr. Bisnow is the Co-founder of Summit Group, a growing global collective that hosts eclectic events for social entrepreneurs and leaders across all disciplines, including Jeff Bezos, Jessica Alba, Reed Hastings, Beene Brown, Richard Branson, Bill Clinton and Eric Schmidt. Started in 2008, Summit’s ideas conference has been called “The Davos of Generation Y,” and now includes satellite events across the world as well an annual forum offering called Summit Junto. Recognized by Inc. Magazine as one of “America’s Coolest Young Entrepreneurs,” Mr. Bisnow, in 2013, along with some of Summit’s leadership, acquired Powder Mountain Ski Resort, the largest ski area in the United States, with the vision of creating a physical space to foster innovation, entrepreneurship, arts and altruism. Prior to founding Summit, Mr. Bisnow co-founded Bisnow Media Corporation, a commercial real estate, media and events company, which was acquired in 2016. He is also a director of Peak Street Management and was a founding board member of the United Nations Foundation’s Global Entrepreneurs Council.
We consider Mr. Bisnow well-qualified to serve as a member of the Board due to his background in experience-based businesses and his business leadership.

Daniel J. Hanrahan, age 63, has served as a Director since May 2017. Mr. Hanrahan brings more than 30 years of experience, including a variety of marketing, sales, general management, president and chief executive officer roles across the consumer packaged goods, retail, travel, service and hospitality sectors. He most recently served as the President, Chief Executive Officer and Director of Regis Corporation, a global leader in beauty salons and cosmetology, from 2012 to 2017. Prior to joining Regis Corporation, from 2007 to 2012, he was President and CEO of Celebrity Cruises, a cruise line and division of Royal Caribbean Cruises Ltd. His distinguished career has also included executive-level positions with Polaroid Corporation and Reebok International Ltd. Since 2012, Mr. Hanrahan has served as a Director of Cedar Fair, L.P., a leader in regional amusement parks, water parks and active entertainment, and is the Chairman of the Board. Mr. Hanrahan joined the board of Foss Swim Schools, a Prairie Capital company, in April 2019. In 2004, he was named one of the “Top 25 Extraordinary Minds in Hospitality Sales and Marketing” by Hospitality and Sales Marketing Association International. He received a Bachelor’s of Business Administration degree from the University of Wisconsin.
We consider Mr. Hanrahan well-qualified to serve as a member of the Board due to his operational knowledge and experience in the cruise industry and his business leadership.
Thomas S. (Tad) Smith, Jr., age 55, has served as a Director since March 2020. Mr. Smith has also served as a member of the Board of Directors of Capitol Investment Corp. V since October 2020. Mr. Smith was most recently the President and CEO of the global auction house Sotheby’s, serving from March 2015 through October 2019, and then stepping down after successfully selling the company. From February 2014 to March 2015, he served as President and Chief Executive Officer of Madison Square Garden Company, a diversified media, entertainment and sports company. From 2009 to February 2014, Mr. Smith was President, Local Media, of Cablevision, as well as responsible for Cablevision Media Sales. From 2000 to 2009, he worked for Reed Elsevier Group PLC, a worldwide media company, where he last served as chief executive officer of the company’s U.S. business-to-business division, Reed Business Information. He currently serves as an Adjunct Professor at NYU Stern School of Business. Mr. Smith currently serves as a board member of Lindblad, which went public through a business combination with Capitol II in July 2015. In addition, Mr. Smith has served as a member of the Board of Directors for Capitol VI and Capitol VII since February 2021. Mr. Smith also serves as a board member of Los Angeles-based technology company Verishop and as a board member of New York-based technology company Simulmedia. Mr. Smith is also the Chairman of the Advisory Board of the Zero Gravity Corporation, which provides science and tourism flights in zero gravity environments. Mr. Smith serves on the Dean’s Advisory Board of Harvard Business School, the Advisory Board of the Hospital for Special Surgery, the President’s Council for Lincoln Center for the Performing Arts and the board of directors of the Prostate Cancer Foundation. Mr. Smith received a Master of Business Administration from Harvard Business School where he was a George F. Baker Scholar and a Horace W. Goldsmith Fellow. He received a Bachelor of Arts from Princeton University’s Woodrow Wilson School of Public and International Affairs, where he received the R.W. Van de Velde Award.
We consider Mr. Smith well-qualified to serve as a member of the Board due to his public company experience and business leadership.
Class B Directors — Terms Expiring 2023
L. Dyson Dryden, age 45, has served as a Director since March 2013, and previously served as our Chief Financial Officer prior to our business combination with Lindblad Expeditions, Inc. in July 2015. Mr. Dryden has served as President, Chief Financial Officer and a director of Capitol Investment Corp. V since its formation in May 2017. Mr. Dryden served as President, Chief Financial Officer and a director of Capitol Investment Corp. IV from July 2017 until the completion of the business combination with Nesco in July 2019 and served as Co-Chairman of Nesco Holdings, Inc. until the acquisition of Custom One Truck Source closed in April 2021. From July 2015 until it completed its business combination with Cision in June 2017, Mr. Dryden was the President, Chief Financial Officer, Treasurer, Secretary and a Director of Capitol III. Mr. Dryden continued to serve as a director of Cision Ltd. until January 2020. Mr. Dryden has also served as President, Chief Financial Officer and a Director of Capitol Investment Corp. VI and VII and as a director of BrightSpark Capitol Corp. since their respective formations in January and February of 2021. Mr. Dryden is also the founder of Dryden Capital Management, LLC, a private investment firm that invests in and builds private companies, and has served as its President since March 2013. From August 2005 to February 2013, Mr. Dryden worked in Citigroup’s Investment Banking division in New York, most recently as a Managing Director where he led the coverage effort for a number of the firm’s Global Technology, Media and Telecommunications clients. From 2000 to 2005, Mr. Dryden held the titles of Associate and Vice President at Jefferies & Company, a middle market investment banking firm. From 1998 to 2000, Mr. Dryden worked in the investment banking group at BB&T Corporation. Mr. Dryden is Vice Chairman of CDS Logistics Management, Inc., one of the largest providers of home improvement product delivery services in the United States. Mr. Dryden is also a member of the Board of Directors of Washington E-Sports Ventures, LLC, founded to purchase an Overwatch League Team and build other esports teams that will represent the capital region from Baltimore to Richmond including Washington, D.C. and all of Maryland and Virginia. Mr. Dryden holds a B.S. in Business Administration with a dual concentration in finance and management from the University of Richmond.
We consider Mr. Dryden well-qualified to serve as a member of the Board due to his finance and capital markets knowledge and experience.
John M. Fahey, age 69, has served as a Director since July 2015. Mr. Fahey served as Chairman of the National Geographic Society from January 2011 to February 2016, where he was also Chief Executive Officer from March 1998 to December 2013 and President from March 1998 to December 2010. During his tenure as President and Chief Executive Officer, Mr. Fahey led the Society’s entry into cable television with the National Geographic Channels; the international growth of National Geographic magazine; and the extension of National Geographic content into digital media. Mr. Fahey joined National Geographic in April 1996, as the first President and Chief Executive Officer of National Geographic Ventures. Prior to that, he was Chairman, President and Chief Executive Officer of Time Life Inc., a wholly-owned subsidiary of Time Warner Inc., for seven years. He worked previously for Home Box Office, Inc. where he was instrumental in the startup of Cinemax. In February 2014, former President Obama appointed Mr. Fahey to a six-year term on the Smithsonian Board of Regents, the governing body of the Smithsonian Institution. He also serves on the board of Johnson Outdoors Inc., where he is the chair of the nominating and corporate governance committee and a member of the compensation committee. Mr. Fahey was previously Non-Executive Chairman of Time Inc. Mr. Fahey received his bachelor’s degree in engineering from Manhattan College and his master’s degree in business administration from the University of Michigan. In 2008, he received the David D. Alger Alumni Achievement Award from the University of Michigan’s Ross School of Business.
We consider Mr. Fahey well-qualified to serve as a member of the Board due to his relationship with the National Geographic Society and his business leadership.
Catherine B. Reynolds, age 63, has served as a Director since May 2016. Mrs. Reynolds is a founder of EduCap Inc., which has provided more than $5.0 billion in education loans to hundreds of thousands of qualified students and families, and has been its Chairman of the Board, Chief Executive Officer and President since 1989. She is a successful business leader and social entrepreneur who currently devotes her time and abilities primarily to philanthropic pursuits through the Catherine B. Reynolds Foundation. In 2004, Mrs. Reynolds was selected by BusinessWeek magazine as one of the 50 most philanthropic living Americans and the first self-made woman to make their list. She is also the recipient of the Woodrow Wilson Award for Corporate Citizenship, bestowed annually on America’s most outstanding business leaders by the Woodrow Wilson International Center for Scholars. She is currently a director of General Dynamics Corporation, where she also serves on the audit committee, and the Chairman of the board of directors of Lyndra Therapeutics. She is also a current or former trustee of a number of organizations including New York University, Vanderbilt University, Harvard Kennedy School’s Center for Public Leadership, the John F. Kennedy Center for the Performing Arts, and the American Academy of Achievement. Mrs. Reynolds started her career at the accounting firm of Arthur Young as a certified public accountant and is a graduate of Vanderbilt University.
We consider Ms. Reynolds well-qualified to serve as a member of the Board due to her business leadership and financial background.
CORPORATE GOVERNANCE
Board Composition
Directors hold office for a term ending on the date of the third annual stockholders’ meeting following the annual meeting at which such director’s class was most recently elected until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our directors. Our bylaws provide that the number of members of our Board of Directors may be changed from time to time by resolutions adopted by the Board of Directors provided that there shall not be less than one director nor more than ten directors. Our Board of Directors currently consists of nine members and will increase to ten upon the election of Dolf Berle.
Board Leadership Structure
Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairperson should be separate. Our Board reserves the right to assign the responsibilities of the Chief Executive Officer and Chairperson position as determined by our Board to be in our best interest. In the circumstance where the responsibilities of the Chief Executive Officer and Chairperson are vested in the same individual or in other circumstances when deemed appropriate, the Board will designate a lead independent director from among the independent directors to preside at the meetings of the non-employee director executive sessions.
Currently, Mark D. Ein and Sven-Olof Lindblad serve as our Co-Chairs of the Board. Our Board retains the authority to modify this structure to best address our unique circumstances as and when appropriate.
Board Role in Risk Oversight
Our full Board is responsible for the oversight of our operational risk management process. Our Board has assigned responsibility for addressing certain risks, and the steps management has taken to monitor, control and report such risk, to our audit committee with appropriate reporting to the full Board. Our Board relies on our compensation committee to address significant risk exposures facing us with respect to compensation. Our compensation committee will periodically conduct a review of our compensation policies and practices to assess whether any risks arising from such policies and practices are reasonably likely to materially adversely affect us.
Number of Meetings of the Board of Directors
The Board of Directors held a total of 12 meetings during 2020. Directors are expected to attend Board meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each director attended at least 75% of the aggregate number of meetings of the Board and committees on which he or she served that were held during 2020 and while he or she was a member of the Board or such committee, as appropriate, with the exception of Ms. Farrell who recused herself due to a conflict of interest. We do not have a formal policy requiring directors to attend annual meetings of stockholders. Five of our directors attended the virtual 2020 annual meeting via the webinar broadcast.
Director Independence
The Board has determined that each of Mr. Aronson, Mr. Bisnow, Mr. Dryden, Mr. Ein, Mr. Fahey, Mr. Hanrahan, Ms. Reynolds and Mr. Smith qualifies as an “independent” director under the applicable definition of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).
Stockholder Communications
Stockholders may send communications to our directors as a group or individually, by writing to those individuals or the group: c/o the Secretary, 96 Morton Street, 9th Floor, New York, NY 10014. The Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or our business to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Committees of the Board of Directors
Our Board of Directors currently has three standing committees: (i) a nominating committee, (ii) an audit committee and (iii) a compensation committee. Each of these board committees is described below. Members of these committees will be elected annually, generally at a Board meeting held in conjunction with the annual stockholders’ meeting. The charters of our nominating committee, audit committee and compensation committee are available on the investor relations page of our website at www.expeditions.com.
Non-Employee Board Committee Members
Name	Audit Committee	Compensation Committee	Nominating Committee
Mr. Aronson	—	—	M
Mr. Bisnow	—	M	—
Mr. Dryden	C	M	—
Mr. Ein	M	M	C
Mr. Fahey	—	C	M
Mr. Hanrahan	M	—	—
Ms. Reynolds	—	M	—
Mr. Smith	—	—	M

C — Chair
M — Member
Nominating Committee
The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. During the fiscal year ended December 31, 2020, our nominating committee met one time.
The nominating committee considers persons identified by its members, management, stockholders, investment bankers, and others. Currently, the guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:
•
should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.
Nominations of persons for election to the Board at the annual meeting may also be made by any stockholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in our bylaws. Such nominations by any stockholder shall be made pursuant to timely notice in writing to our Secretary at 96 Morton Street, 9th Floor, New York, NY 10014. To be timely, a stockholder’s notice shall be received by the Secretary at our principal executive offices not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholders’ notice to the Secretary must also include the information about the stockholder and the nominee as well as the other information required pursuant to our bylaws.
Audit Committee
Each of the members of the audit committee is independent under the applicable Nasdaq listing standards for audit committee members. The Board of Directors has determined that each of Messrs. Dryden, Ein and Hanrahan satisfies Nasdaq’s definition of financial sophistication, and that each of Messrs. Dryden and Ein qualify as an “audit committee financial expert” as defined under rules and regulations of the Securities and Exchange Commission.
The purpose of the audit committee is to appoint, retain, set compensation of, and supervise our independent accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;

•
discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•
discussing with management major risk assessment and risk management policies;

•
monitoring the independence of our independent auditor;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
reviewing and approving all related-party transactions;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•
appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

During the fiscal year ended December 31, 2020, our audit committee met four times.
Compensation Committee
The purpose of the compensation committee is to review and approve compensation paid to our officers and directors and to administer our incentive compensation plans. The compensation committee’s duties, which are specified in the compensation committee charter, include, but are not limited to:
•
establishing compensation plans and compensation policy;

•
approving compensation arrangements for senior management, including annual incentive and long-term compensation;

•
reviewing leadership development and succession planning; and

•
making grants under our equity incentive plans.

During the fiscal year ended December 31, 2020, our compensation committee met nine times. The processes for consideration of executive compensation are discussed further under “Executive Compensation — Compensation Discussion and Analysis.”
Director Compensation
Our non-employee director compensation includes annual cash fees of $55,000 for each non-employee director, additional cash compensation for each Co-Chair of the Board, additional cash compensation for chair of board committees, and an annual grant of $85,000 in shares of restricted stock. The 2020 annual cash fees for non-employee directors were deferred until January 2021. Our 2020 annual restricted stock grant was made in three installments, August 2020, September 2020 and December 2020, with the awards resulting in 8,526 restricted shares per director that vest in August 2021, subject to continued service with us. We have also established a deferred compensation program for our non-employee directors to elect to defer receipt of their director compensation.
In order to increase their knowledge and understanding of our business and the related challenges that the business faces, we encourage our non-employee Board members and their families to experience our expeditions. Under the Directors Expedition Policy, a Board member is entitled to take one expedition every calendar year with no cost to the director. Each expedition the director participates in must be on a different vessel and must be a different itinerary than they have taken in the past. The director’s family, at the cost to the director including airfare, may accompany the director on the expedition. Each of the director’s family members will be charged a rate equal to the Company’s cost for the expedition, plus airfare, subject to certain exceptions.
In order to align our directors’ interests with those of our stockholders, we have a stock ownership policy for directors, where directors are required to own shares of our common stock equal in value to five times the annual retainer for directors within five years of becoming a director.
DIRECTOR COMPENSATION FOR 2020
Name	Fees Earned or Paid in Cash(1)	Option Awards	Stock Awards(2)	All Other Compensation	Total
Mr. Aronson(8)	$55,000	$—	$84,989	$—	$139,989
Mr. Bisnow	$55,000	$—	$84,989	$—	$139,989
Mr. Dryden(3)	$70,000	$—	$84,989	$—	$154,989
Mr. Ein(4)(8)	$105,000	$—	$84,989	$—	$189,989
Mr. Fahey(5)	$65,000	$—	$84,989	$—	$149,989
Ms. Farrell(6)(7)(8)	$41,250	$—	$84,989	$—	$126,239
Mr. Hanrahan	$55,000	$—	$84,989	$—	$139,989
Ms. Reynolds	$55,000	$—	$84,989	$—	$139,989
Mr. Smith	$41,250	$—	$84,989	$—	$126,239

(1)
Amount denotes fees earned for Director Compensation during 2020, for which payment was deferred to January 2021.

(2)
In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to non-employee Directors during 2020, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). The grant date fair value is measured based on the closing fair market value of our common stock on the date of grant.

(3)
Mr. Dryden earned additional compensation of $15,000 for serving as the Chairman of the Audit Committee during 2020.

(4)
Mr. Ein earned additional compensation of $40,000 for serving as the Chairman of the Board of Directors and $10,000 for serving as the Chairman of the Nominating Committee during 2020.

(5)
Mr. Fahey earned additional compensation of $10,000 for serving as the Chairman of the Compensation Committee during 2020.

(6)
Ms. Farrell and Mr. Smith joined the Company’s board in March 2020 and cash fees earned are prorated.

(7)
Ms. Farrell resigned from the Company’s Board on March 29, 2021

(8)
Mr. Aronson, Mr. Ein and Ms. Farrell elected stock-based compensation in lieu of cash for 2020, which was issued during January 2021.

EXECUTIVE OFFICERS
On March 29, 2021, the Board of Directors appointed Dolf Berle to serve as our President, Chief Executive Officer and a Director, effective May 10, 2021. Mr. Berle will succeed Sven-Olof Lindblad, who will step down as President and Chief Executive Officer at that time. Certain information regarding our executive officers is provided below as of April 7, 2020:
Name	Age	Position
Sven-Olof Lindblad	70	Current President, Chief Executive Officer and Director
Dolf Berle	57	Future President, Chief Executive Officer and Director
Craig I. Felenstein	48	Chief Financial Officer
David Goodman	60	Chief Commercial and Marketing Officer
Dean (Trey) Byus III	52	Chief Expedition Officer
Benjamin L. Bressler	58	President, Natural Habitat, Inc.
For information with respect to Mr. Lindblad and Mr. Berle, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among our directors or executive officers.
Craig I. Felenstein joined us as Chief Financial Officer in September 2016. Mr. Felenstein brings a long history of leadership positions in a wide range of public companies, most recently serving as the Senior Vice President of Investor Relations and Strategic Finance at Shutterstock, Inc. from March 2015 until September 2016, where he oversaw all interaction with the investment community while leading the financial planning and analysis and corporate development functions. Prior to Shutterstock, Inc., Mr. Felenstein was at Discovery Communications, LLC (“Discovery”), from May 2008 to March 2015, serving in various management roles, including Executive Vice President of Investor Relations, where he was responsible for building and directing the investor relations function. At the same time, he was part of the executive team for several of Discovery’s businesses, including serving as the Chief Financial Officer of Digital, Chief Financial Officer of US Network Revenue and Chief Financial Officer of Animal Planet, overseeing all financial activity and helping to drive the strategy for each operating unit. Prior to Discovery, he held senior positions at News Corporation, Viacom Inc., and Arthur Andersen LLC. Mr. Felenstein holds a B.S. in Accounting from Binghamton University.
David Goodman joined us as Chief Commercial and Marketing Officer in November of 2020. Mr. Goodman has spent over 30 years running divisions of global multi-media organizations, overseeing revenue, marketing, content creation, production, product/technology, distribution and oversight of some of the world’s most recognizable brands and properties. Prior to joining the Company, Mr. Goodman served as Executive Vice President, Marketing and Digital Development at Sotheby’s, from 2015 to 2019, where he and his team were responsible for numerous initiatives which resulted in record growth in audience (physical/digital), revenue, e-commerce sales, content creation (web, mobile, social, video, print, AR/VR) while incorporating best-in-class technology into client-facing products and processes. Prior to Sotheby’s, Mr. Goodman was at The Madison Square Garden Company, from 2014 to 2015, serving as President, Entertainment and Production, where he was responsible for overseeing Madison Square Garden’s premier productions and franchises as well as new business development. Prior to the Madison Square Garden Company, Mr. Goodman was at CBS, Warner Bros. and Saban Entertainment. Mr. Goodman holds a B.A. from Indiana University.
Dean (Trey) Byus III joined Lindblad in 1993 as an Expedition Leader and since 2009 has served as Lindblad’s Chief Expedition Officer overseeing programming for Lindblad’s vessels in addition to serving on the Executive Management Team. Prior to 2009, Mr. Byus served as Lindblad’s Vice President of Operations and Program Development, Director of Field Staff & Expedition Technology and Director of Field Staff. Mr. Byus has worked in regions around the world and has extensive experience in managing Lindblad’s expedition teams, vessel deployments and itineraries, R&D, pricing and marketing, as well as business development, including working with National Geographic. Mr. Byus holds a B.A. from the University of Washington.

Benjamin L. Bressler joined us in May 2016, in connection with our acquisition of Natural Habitat, Inc., as the President of the company. Mr. Bressler founded Natural Habitat in 1985 and has led the company since that time. Mr. Bressler brings over three decades of experience in nature and conservation travel. Mr. Bressler holds a B.A. in Government from Skidmore College.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers, whom we refer to as our “NEOs,” during 2020 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for 2020. The NEOs are identified below in the table titled “Summary Compensation Table for 2020.” In this compensation discussion and analysis, we also describe various actions regarding NEO compensation taken before or after 2020 when we believe it enhances the understanding of our executive compensation program. Due to the circumstances related to the COVID-19 pandemic and compensation limits under Section 4004 of the CARES Act in connection with the Company’s Main Street Loan, a number of measures were taken and discretionary decisions made by the Compensation Committee on salaries, short-term and long-term incentive compensation of our NEOs during 2020.
Overview of Our Executive Compensation Philosophy and Design
We believe that a skilled, experienced and dedicated management team is essential to our future performance and to building stockholder value. We seek to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:
•
to motivate our executive officers to achieve and create stockholder value;

•
to attract and retain executive officers who we believe have the experience, temperament, talents, and convictions to contribute significantly to our future success; and

•
to align the economic interests of our executive officers with the interests of our stockholders.

The compensation committee is focused on executive compensation being appropriate in amount and form. The compensation committee strives to align the interests of our executive team with the interests of our stockholders by providing incentives based upon the achievement of performance levels in relation to our strategic goals. Our Board of Directors and our compensation committee value the opinions of our stockholders and are committed to ongoing engagement with our stockholders on executive compensation practices. The compensation committee specifically considers the results from the annual stockholder advisory vote on executive compensation. At the 2020 annual meeting of shareholders, more than 99% of the votes cast on the stockholder advisory vote on executive compensation were in favor of our executive compensation.
Oversight of Executive Compensation
Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our executive officers, setting the compensation and other benefits of our executive officers, overseeing our response to the outcome of the advisory votes of stockholders on executive compensation, assessing the relative enterprise risk of our compensation program and administering our incentive compensation plans. Our Board of Directors, our compensation committee and our Chief Executive Officer will each play a role in setting the compensation of our NEOs. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program. The compensation committee evaluates the performance of the CEO and determines his compensation based on this evaluation. With respect to our other executive officers, the compensation committee considers the CEO’s input as to performance evaluations and recommended compensation arrangements. The compensation of all named executive officers is subject to the final approval of the committee.
Management and the compensation committee rely upon outside advisors to determine competitive pay levels, evaluate pay program design, and assess evolving technical constraints. In 2016, the compensation committee retained the firm of Frederic W. Cook & Co. (“FW Cook”) to provide assistance with the structuring and development of a comprehensive executive compensation program based on performance, utilizing the elements discussed below. The compensation committee continued to consult with FW Cook on executive compensation matters in 2017 through 2021. We considered all factors relevant to FW Cook’s independence from management, including the following factors:
•
The provision of other services that the consultant provides to us;

•
The amount of fees received from us as a percentage of the consultant’s total revenue;

•
The consultant’s policies and procedures designed to prevent conflicts of interest;

•
Business or personal relationships of the consultant with our compensation committee members;

•
The amount of our stock owned by the consultant; and

•
Business or personal relationships of the consultant with our executive officers.

In connection with the acquisition of Natural Habitat, we entered into an employment agreement with Mr. Bressler, pursuant to which he was provided with an annual cash bonus opportunity equal to 10% of Natural Habitat’s net profits (after giving effect to accrual or payment of such bonus). Accordingly, Mr. Bressler does not currently participate in the Company’s long-term or short-term incentive compensation plans described below. During 2020, the compensation committee awarded Mr. Bressler a discretionary bonus of $150,000 to recognize his efforts in running the business during the COVID-19 pandemic and positioning it for long-term success.
Elements of Executive Compensation
Our executive compensation program for our NEOs consists of the following elements:
•
Base salary;

•
Short-term (annual) cash-based incentive compensation;

•
Long-term incentive compensation in the form of equity; and

•
Retirement and other benefits.

Base Salary
We pay our NEOs a base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. Generally, our compensation committee will set executive base salaries at levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. Base salaries will generally be reviewed annually by our compensation committee, subject to terms of employment agreements, and will adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.
Due to circumstances related to the impact of the COVID-19 pandemic, 2020 base salary increases granted by the compensation committee for Messrs. Lindblad, Felenstein, Auerbach and Byus, were not instituted. Additionally, 2020 base salaries for Messrs. Lindblad, Felenstein, Auerbach and Byus, were reduced, by 20% and Mr. Lindblad voluntarily declined a salary for a significant period of 2020. Similarly, due to the circumstances related to the impact of the COVID-19 pandemic, Mr. Bressler voluntarily reduced his annual salary for 2020.
The 2021 effective base salaries for our NEOs, as well as the percentage increase from the 2020 actual base salaries, if any, are as follows:

Name	Fiscal 2020 Effective Salary	Fiscal 2021 Base Salary	Percentage Change From Fiscal 2020 Base Salary
Mr. Lindblad(1)	$193,479	$515,000	0%
Mr. Berle(2)	N/A	$575,000	N/A
Mr. Felenstein	$360,500	$412,000	0%
Mr. Goodman	$49,039	$425,000	0%
Mr. Byus	$283,250	$283,250	0%
Mr. Bressler	$62,500	$200,000	0%

(1)
Mr. Lindblad intends to step down as President and Chief Executive Officer on May 10, 2021.

(2)
Mr. Berle will be joining the Company as President and Chief Executive Officer on May 10, 2021.

Short-Term (Annual) Cash-Based Incentive Compensation
We utilize annual cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon. In 2017, our compensation committee adopted an Employee Incentive Plan (EIP) under our 2015 Long-Term Incentive Plan to govern annual cash incentive award opportunities for our executive officers and other key employees. Target award levels under the EIP are based on a percentage of each participant’s base salary and cash incentive awards are earned based on performance against metrics.
2020 Short-Term (Annual) Cash-Based Incentive Compensation
For 2020, the compensation committee set the performance metric targets and weightings to the following: Adjusted EBITDA (Target: $88.0 million; Weight: 70%), Net Yield (Target: $1,096; Weight: 15%) and Guest Satisfaction (Target: 93.5%; Weight: 15%). The compensation committee set target award levels for each of our NEOs at a target level of 75% (as a percentage of base salary). For 2020, awards could be earned at a level of up to 150% of the target level if maximum performance goals are achieved and the minimum thresholds to earn awards were as follows: Adjusted EBITDA (85% of target), Net Yield (90% of target) and Guest Satisfaction (96% of target). Our compensation committee has the discretion to adjust the achievement of the financial metrics for unusual and nonrecurring factors and events, such as acquisitions and other unusual events, costs and expenses. For 2020, although the short-term incentive targets were not achieved due to the COVID-19 pandemic, the Compensation Committee recognized management’s efforts to position the Company for long-term success through, most notably, the completion of two rounds of financing, significantly reducing cash burn across all aspects of operation, managing guest and employee relationships, establishing protocols for a return to operations and securing strong forward bookings. As a result, and in order to maintain critical talent, the Compensation Committee exercised its discretion and awarded the following bonuses to our NEOs:
Name	2020 Short- Term Annual Cash-Based Incentive Bonus Amount Earned
Mr. Lindblad	$231,750
Mr. Felenstein	$185,400
Mr. Goodman	$28,469
Mr. Byus	$149,991
2021 Short-Term (Annual) Cash-Based Incentive Compensation
For 2021, due to the uncertainty of the continued COVID-19 pandemic on operations, the compensation committee recommended that the 2021 Short-Term Plan targets are bifurcated into two periods, (i) pre-resumption of operations and (ii) post-resumption of operations. The pre-resumption period will be determined from qualitative metrics, including readiness to resume operations, cash management and exploring future growth initiatives. This period will be capped at targeted amounts. The period after the restart of operations will include traditional targets, which amounts will be determined once there is more clarity on operations. For 2021, post-resumption awards can be earned at a level of up to 150% of the target level if maximum performance goals are achieved and the minimum thresholds to earn awards are as follows: Adjusted EBITDA (85% of target), Net Yield (90% of target) and Guest Satisfaction (96% of target). Our compensation committee has the discretion to adjust the achievement of the financial metrics for unusual and nonrecurring factors and events, such as acquisitions and other unusual events, costs and expenses.
Long-Term Incentive Compensation
We utilize equity-based incentive compensation in order to align compensation directly with the creation of value to stockholders by rewarding performance and the achievement of goals important to the Company’s strategic objectives. We believe that such compensation attracts, motivates and helps retain executives. In 2020, our compensation committee approved awards of restricted stock units (“RSUs”) and performance share units (“PSUs”), including a market-based award (“MSUs”) grant, to key employees, including our named executive officers, under our 2015 Long-Term Incentive Plan, each as described in more detail below:
2020 Long-Term Incentive Compensation.
In February 2020, our compensation committee approved awards of RSUs and PSUs to key employees, including our named executive officers, under our 2015 Long-Term Incentive Plan, each as described in more detail below:
RSUs.   Typically, annual incentive compensation RSUs are granted once a year near the end of the Company’s first fiscal quarter. Due to the impact the COVID-19 pandemic had on operations during 2020, the Compensation Committee elected to spread the RSU grants out over the year. RSU vesting is subject to the recipient’s continued employment or service with us or our subsidiaries on the applicable vesting date. The December 21, 2020 incentive grant relates to a restriction and freeze on executive salary for the period that the Company’s Main Street Loan is outstanding plus one year. Upon vesting, each RSU represents the right to receive one share of our common stock or an equivalent amount of cash. Each RSU is granted in tandem with a dividend equivalent right, which is subject to the same vesting schedule as the underlying RSU to which it relates. In 2020, RSU awards were granted in the following amounts to our NEOs, with the number of RSUs determined based upon the closing price of our common stock on March 31, 2020, which was $4.17, June 30, 2020, which was $7.72, December 8, 2020 which was $14.07 and December 21, 2020, which was $14.55: Mr. Lindblad: $1,332,867; Mr. Felenstein: $1,165,909; Mr. Auerbach: $103,000; and Mr. Byus: $1,484,111.
PSUs.   The PSUs are performance-vesting equity incentive awards that will be earned based on our annual performance against metrics relating to annual Adjusted EBITDA and annual revenue over a three-year time period. Awards will vest after a three-year performance period and may be earned a level ranging from 0% to 200% of the number of PSUs granted, depending on performance. Each PSU is granted in tandem with a dividend equivalent right, which is subject to the same performance vesting terms as the underlying PSU to which it relates. For 2020, the compensation committee set the performance metric weightings to the following: Adjusted EBITDA (75%) and revenue (25%) with the requirement to achieve at least 85% of target for Adjusted EBITDA and 90% of target for revenue. In 2020, PSU awards were granted in the following amounts to our NEOs, with the number of shares determined based upon the closing price of our common stock on March 31, 2020, which was $4.17, and June 30, 2020, which was $7.72: Mr. Lindblad: $193,122; Mr. Felenstein: $103,000 Mr. Auerbach: $103,000; and Mr. Byus: $70,811. As the performance targets for 2020, 2021 and 2022 were determined prior to the COVID-19 pandemic, actual 2020 achievement was 0% of target, 2021 is anticipated to also be 0% of target, and 2022 achievement is anticipated to be below target.
MSUs.   The MSUs are market-based equity incentive awards based on a performance-multiplier of change in the stock price of the Company’s common stock between the grant date and a determined closing price. Due to the impact of the COVID-19 pandemic, 50% of the RSUs traditionally granted annually and

50% of the PSUs traditionally granted annually were awarded as MSUs to align executive compensation with shareholder performance. MSU awards will vest after a performance period and may be earned at a level ranging from 0% to 150% of the number of MSUs granted, depending on performance. In 2020, MSU awards were granted to our NEOs, with the number of shares determined based upon the closing price of our common stock on September 30, 2020, which was $8.51: Mr. Lindblad: $386,252; Mr. Felenstein: $206,002; and Mr. Byus; $141,623. The actual number of shares earned and to be issued shall be determined on their vesting dates, 50% on March 31, 2022 and 50% on March 31, 2023.
2021 Long-Term Incentive Compensation.
In February 2021, our compensation committee approved awards of RSUs and MSUs to key employees, including our named executive officers, under our 2015 Long-Term Incentive Plan, each as described in more detail below:
RSUs.   The RSUs are time vesting equity incentive awards that will vest in annual installments, following the March 31, 2021 grant date, subject to the recipient’s continued employment or service with us or our subsidiaries on the applicable vesting date. Upon vesting, each RSU represents the right to receive one share of our common stock or an equivalent amount of cash. Each RSU is granted in tandem with a dividend equivalent right, which is subject to the same vesting schedule as the underlying RSU to which it relates. In 2021, RSU awards were awarded in the following amounts to our NEOs, with the number of RSUs to be determined based upon the closing price of our common stock on the grant date: Mr. Lindblad: $386,250; Mr. Felenstein: $206,000; Mr. Goodman: $212,500; and Mr. Byus: $141,625. The awards were granted on March 31, 2021 and will vest annually over three years on the anniversary of the grant, with the number of RSUs determined based upon the closing price of our common stock on March 31, 2021, which was $18.90.
MSUs.   Due to the uncertainty of the continued COVID-19 pandemic and the difficulty of definitively identifying a re-start date for operations, the compensation committee granted MSUs to executives in order to align and tie compensation to our share price performance over a three-year period. The MSUs are market-based equity incentive awards based on a performance-multiplier of change in the stock price of the Company’s common stock between the grant date and a determined closing price. Awards will vest after a three-year performance period and may be earned at a level ranging from 0% to 150% of the number of MSUs granted, depending on performance. Performance shall be determined by dividing (i) the average Company stock closing price for 10 consecutive trading days ending on the vesting date by (ii) the Company stock closing price on the day of the grant, provided, however, that in no event shall the performance exceed 1.50. The number of MSUs earned shall be determined and shall vest on March 31, 2024. In 2021, MSU awards were awarded in the following amounts to our NEOs, with the number of shares determined based upon the closing price of our common stock on the grant date: Mr. Lindblad: $386,250; Mr. Felenstein: $206,000; Mr. Goodman: $212,500; and Mr. Byus: $141,625. The awards were granted on March 31, 2021, with the award amount determined based upon the closing price of our common stock on March 31, 2021, which was $18.90.
Retirement and Other Benefits
We are strongly committed to encouraging all employees to save for retirement. To provide employees with the opportunity to save for retirement on a tax-deferred basis, we sponsor a 401(k)-plan pursuant to which we matched any employee contributions, including our NEOs, up to $2,400 in 2020. We also provide certain other customary benefits to our employees, including our NEOs, which are intended to be part of a competitive compensation program. These benefits, which are offered to all full-time employees, include medical, dental, life and disability insurance as well as paid leave during the year.
In order to increase their knowledge and understanding of our business and the related challenges that the business faces, we encourage our employees, including our NEOs, and their families to experience our expeditions. To that end, employees and their family members are entitled to travel on expeditions at the per person variable land costs associated with the particular expedition. In addition to the land costs, the employee is responsible for airfare, any shipboard purchases and crew gratuities.

Compensation on Termination of Employment
Each of our named executive officers other than Mr. Lindblad has an employment agreement that provides for severance in the event they are terminated without cause or they leave for good reason. We believe these agreements are important for retention purposes, as many companies we compete with offer severance compensation, particularly in connection with a change of control. Accordingly, our named executive officers other than Mr. Lindblad have the right to receive severance compensation if they are terminated without cause or they leave for good reason while the agreement is in effect. If such termination occurs within a specified period after a change of control, enhanced severance compensation, including the vesting of unvested equity awards, is provided. We believe that such compensation gives our named executive officers incentive (1) to stay with the Company despite the possibility of losing employment after a change of control and (2) to focus on obtaining the best possible value for stockholders in a change of control transaction. For additional information on compensation on termination of employment, see “Executive Compensation — Agreements with Executive Officers” and “Executive Compensation — Estimated Additional Compensation Triggered by Termination of Employment.”
Policy on Hedging Transactions
The Company prohibits its officers and directors from engaging in hedging transactions or arrangements designed to lock in the value of their Company securities. This prevents the Company’s officers and directors from continuing to own Company securities without having the full risks and rewards of ownership.
Recoupment/Clawback Policies
The Sarbanes-Oxley Act of 2002 subjects incentive compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of misconduct, with any financial reporting requirement under securities laws.
Summary Compensation Table for 2020
The following table summarizes the compensation earned in each of the last three completed fiscal years to our NEOs:

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(2)	All Other(4)	Total
Sven-Olof Lindblad
President and Chief Executive Officer	2020	$193,479	$372,731	$1,912,242	$—	$39,381	$2,517,833
	2019	$515,000	$378,750	$772,504	$—	$31,127	$1,697,381
	2018	$500,000	$242,368	$749,998	$—	$29,110	$1,521,476

Craig I. Felenstein
Chief Financial Officer	2020	$360,500	$398,185	$1,474,910	$—	$40,140	$2,273,735
	2019	$412,000	$353,000	$411,994	$—	$31,739	$1,208,733
	2018	$400,000	$196,693	$399,996	$—	$29,719	$1,026,408

David Goodman
Chief Commercial and Marketing Officer	2020	$49,040	$—	$975,600	$1,088,100	$—	$2,112,740

Dean (Trey) Byus III
Chief Expedition Officer	2020	$289,563	$205,002	$1,696,546	$—	$40,140	$2,231,251
	2019	$283,250	$208,313	$283,254	$—	$31,739	$806,556
	2018	$275,000	$128,463	$275,010	$—	$29,719	$708,192

Benjamin L. Bressler
President, Natural Habitat, Inc.	2020	$76,250	$841,073	$—	$—	$47,213	$964,536
	2019	$200,000	$562,557	$—	$—	$39,617	$802,174
	2018	$200,000	$429,845	$—	$—	$37,597	$667,442

Philip J. Auerbach(3)
Former Chief Commercial Officer	2020	$248,522	$398,185	$205,999	$—	$23,403	$876,110
	2019	$412,000	$303,000	$411,994	$—	$31,174	$1,158,168
	2018	$400,000	$196,693	$399,996	$—	$29,197	$1,025,886

(1)
Due to circumstances related to the impact of the COVID-19 pandemic, 2020 base salary increases granted by the Compensation Committee for Messrs. Lindblad, Felenstein, Auerbach and Byus, were not instituted. Additionally, 2020 base salaries for Messrs. Lindblad, Felenstein, Auerbach and Byus were reduced by 20% and Mr. Lindblad declined a salary for a significant period of 2020. Similarly, due to the circumstances related to the impact of the COVID-19 pandemic, Mr. Bressler reduced his annual salary for 2020.

(2)
With respect to stock awards, the grant date fair value is measured based on the closing market value on the date of grant. The 2020 grants for Messrs. Lindblad, Felenstein and Byus include a December 2020 incentive grant related to a restriction and freeze on executive salary for the period that the Company’s Main Street Loan is outstanding plus one year. Mr. Goodman’s 2020 grants relate to his employment agreement. With respect to options, the calculated grant date fair value of Mr. Goodman’s options was $3.51 per option. Refer to Note 12 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(3)
Mr. Auerbach left the Company during August 2020.

(4)
The amounts in this column for 2020 consist of the following for each executive:

Name	401(k) Match	Health Insurance Premiums	Life, Accidental Death & Dismemberment and Long-Term Disability Premiums	Other(1)
Mr. Lindblad	$2,250	$35,220	$1,911	$—
Mr. Felenstein	$2,400	$35,220	$2,520	$—
Mr. Goodman	$—	$—	$—	$—
Mr. Byus	$2,400	$35,220	$2,520	$—
Mr. Bressler	$2,400	$35,220	$1,193	$8,400
Mr. Auerbach(2)	$1,400	$20,533	$1,470	$—

(1)
Mr. Bressler receives a monthly vehicle allowance.

(2)
Mr. Auerbach left the Company during August 2020.

Pay Ratio
We have estimated the ratio between our Chief Executive Officer’s total compensation and the median annual total compensation of all employees (except the Chief Executive Officer). In searching for the median employee, we considered taxable compensation totals in 2020. We identified the “Median Employee” based on the taxable compensation of all full-time, part-time, and temporary employees employed by us on December 31, 2020, then we calculated the Median Employee’s compensation under the Summary Compensation Table rules. Our Chief Executive Officer had annual total compensation of $2,517,833 and our Median Employee had annual total compensation of $67,629. Therefore, we estimate that our Chief Executive Officer’s annual total compensation is 37.2 times that of the median of the annual total compensation of all of our employees. This compensation ratio was significantly impacted by the PSUs granted during 2020 that may never vest and the December 2020 incentive stock award granted to Mr. Lindblad related to a restriction and freeze on executive salary for the period that the Company’s Main Street Loan is outstanding plus one year.

GRANTS OF PLAN BASED AWARDS DURING 2020
The following table sets forth information about grants of plan-based awards to our NEOs during the year ended December 31, 2020.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date of Equity Incentive Plan Awards	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Options, Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Mr. Lindblad		$—	$386,250	$579,375
	03/31/20				—	23,156	46,312		$96,561
	03/31/20							23,156	$96,561
	06/30/20				—	12,508	25,016		$96,562
	06/30/20							12,508	$96,562
	09/30/20				—	45,388	68,082		$386,252
	12/21/20							78,333	$1,139,745

Mr. Felenstein		$—	$309,000	$463,500
	03/31/20				—	12,350	24,700		$51,500
	03/31/20							12,350	$51,500
	06/30/20				—	6,671	13,342		$51,500
	06/30/20							6,671	$51,500
	09/30/20				—	24,207	36,311		$206,002
	12/08/20							20,000	$281,400
	12/21/20							53,712	$781,510

Mr. Goodman		$—	$36,780	$55,170
	11/11/20							90,000	$975,600
	11/11/20							310,000	$1,088,100

Mr. Byus		$—	$212,438	$318,656
	03/31/20				—	8,491	16,982		$35,407
	03/31/20							8,491	$35,407
	06/30/20				—	4,586	9,172		$35,404
	06/30/20							4,586	$35,404
	09/30/20				—	16,642	24,963		$141,623
	12/21/20							97,134	$1,413,300

(1)
The amount shown represents the range of possible cash incentive awards that could have been earned under our 2020 Short-Term (Annual) Cash-Based Incentive Compensation plan. For additional information, see “Compensation Discussion and Analysis.”

(2)
The amounts shown represent the range of stock awards that may be earned under our 2020 Long-Term Incentive Compensation Plan for performance during 2020 through 2023. For additional information, see “Compensation Discussion and Analysis.”

(3)
The amount represents RSUs granted under our 2020 Long-Term Incentive Compensation Plan. For additional information, see “Compensation Discussion and Analysis” and “Outstanding Equity Awards at 2020 Fiscal Year End.”

(4)
Amount represents the aggregate grant date fair value computed in accordance with FASB ASC 718. With respect to stock awards, the grant date fair value is measured based on the closing market value on the date of grant. With respect to options, the calculated grant date fair value of Mr. Goodman’s options was $3.51 per option.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END
The following table sets forth information about outstanding equity awards held on December 31, 2020 by our NEOs.
Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un- exercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mr. Lindblad	—	—	$—	N/A	77,228	$1,322,143	33,839(3)	$579,324
		24,547(4)						$420,245
		81,052(5)						$1,387,610

Mr. Felenstein	200,000	—	$9.47	09/06/26	74,517	$1,275,737	17,312(3)	$296,381
		19,474(4)						$333,395
		43,228(5)						$740,063

Mr. Goodman	—	310,000	$10.84	11/11/30	400,000	$6,848,000	—	$—
		—						$—
		—						$—

Mr. Byus	—	—	$—	N/A	28,317	$484,787	11,903(3)	$203,779
		13,389(4)						$229,220
		29,719(5)						$508,789
	200,000	310,000			580,062	$9,930,667	274,463	$4,698,807

(1)
The amounts in this column have been computed based on the closing price of our common stock of $17.12 on December 31, 2020 (the last business day of 2020). The actual value realized by the executive will depend on the market value of our common stock on the date that the awards vest and the actual number of shares that vest.

(2)
The shares vest as follows:

Unvested Stock Awards (number of shares, units or options)
Mr. Lindblad	Mr. Felenstein	Mr. Goodman	Mr. Byus	Vesting Dates
12,171	6,491	—	4,463	RSU vest on March 30, 2021
16,885	9,005	—	6,191	RSU 50% vest on March 29, 2021 and 2022
23,156	12,350	—	8,491	RSU vest March 31, 2021
12,508	6,671	—	4,586	RSU 33% on March 31, 2021, 2022 and 2023
—	—	90,000	—	RSU 25% vest on November 11, 2021, 2022, 2023 and 2024
—	20,000	—	—	RSU vest 25% on December 8, 2021, 2022, 2023 and 2024
12,508	20,000	—	4,586	RSU 20% vest on December 21, 2021, 2022, 2023, 2024 and 2025
—	—	310,000	—	Options 25% vest on November 9, 2021, 2022, 2023 and 2024

(3)
Represents PSUs in an amount equal to the maximum possible award available on December 31, 2020 under our 2018 long-term incentive compensation plan based on performance during 2018 through 2020. The PSUs are performance-vesting equity incentive awards that will be earned based on our performance against metrics relating to annual Adjusted EBITDA, annual revenue and guest satisfaction. Awards will vest after a three-year performance period and may be earned at a level ranging from 0%  —  200% of the number of PSUs granted, depending on performance. In 2018, PSU awards were granted in the following amounts to our NEOs, with the number of shares determined based upon the closing price of our common stock on March 30, 2018, which was $10.27: Mr. Lindblad: $375,000; Mr. Felenstein: $200,000; Mr. Auerbach: $200,000; and Mr. Byus: $137,500.

(4)
Represents PSUs in an amount equal to the maximum possible awards available on December 31, 2020 under our 2019 long-term incentive compensation plan based on performance during 2019 through 2029. The PSUs are performance-vesting equity incentive awards that will be earned based on our performance against metrics relating to annual Adjusted EBITDA and annual revenue. Awards will vest after a three-year performance period and may be earned at a level ranging from 0%  —  200% of the number of PSUs granted, depending on performance. In 2019, PSU awards were granted in the following amounts to our NEOs, with the number of shares determined based upon the closing price of our common stock on March 29, 2019, which was $15.25: Mr. Lindblad: $386,250; Mr. Felenstein: $206,000; Mr. Auerbach: $206,000; and Mr. Byus: $141,625

(5)
Represents PSUs in an amount equal to the maximum possible awards available on December 31, 2020 under our 2020 long-term incentive compensation plan based on performance during 2020 through 2023. For additional information, see “Compensation Discussion and Analysis.”

OPTION EXERCISES AND STOCK VESTED IN 2020
The following table sets forth information about option exercises and restricted stock vesting for our NEOs in 2020.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Mr. Lindblad	—	$—	58,000	$232,889
Mr. Felenstein	—	$—	40,933	$240,605
Mr. Auerbach(3)	—	$—	53,433	$298,581
Mr. Byus	—	$—	21,266	$85,390
	—	$—	173,632	$857,466

(1)
The amounts in this column represent the aggregate of the difference between the applicable market price of the shares of common stock acquired at exercise and the applicable exercise price of the options, multiplied by the number of shares underlying the options. During the 2020 fiscal year, no options were exercised by executive officers.

(2)
The amounts in this column represent the aggregate market value of the shares of common stock acquired upon vesting based on the closing price on the applicable vesting date or, if the market was closed on the vesting date, the last trading day that immediately preceded the vesting date.

(3)
Mr. Auerbach left the Company during August 2020.

Agreements with Executive Officers
We have entered into agreements with certain of our executive officers as follows:

Sven-Olof Lindblad.   In connection with our merger with Lindblad, we entered into a non-competition agreement with Mr. Lindblad. Under this non-competition agreement, Mr. Lindblad is restricted, on a worldwide basis, from providing services to a competitor of ours until two years following Mr. Lindblad’s termination of employment with us. Mr. Lindblad’s non-competition agreement also contains a prohibition against soliciting our personnel and customers for two years following his termination of employment as well as customary confidentiality covenants and provisions addressing assignment of intellectual property rights.
Dean (Trey) Byus III.   On September 4, 2018, we entered into an amendment to the employment agreement with Mr. Byus, which (i) extended the term of the employment agreement until March 31, 2020, with automatic twelve-month renewal periods thereafter unless either party provides prior notice of non-renewal; (ii) provides for an annual target cash bonus equal to 75% of his base salary in 2018 (subject to adjustment by the Company’s Compensation Committee in future periods provided that such target cash bonus amount shall not be reduced to less than 65% of his base salary) and (iii) provides for participation in the Company’s equity incentive plans with the expectation that he will receive an annual equity award targeted at 100% of his base salary.
If we were to terminate Mr. Byus’s employment without “cause” (which includes our non-extension of the term) or if he were to resign for good “reason” (each a “Qualifying Termination”), Mr. Byus will be entitled to, subject to his signing and not revoking a general release of claims, (i) severance payments equal to one times the sum of annual base salary plus average annual bonus over the preceding three-year period, payable over a 12 month period in accordance with our customary payroll practices; (ii) a pro-rated bonus for the year of termination (based on actual performance for the fiscal year) and (iii) COBRA continuation coverage for 12 months after the termination date.
If a Qualifying Termination occurs within one year after a change in control, or while we are party to a definitive agreement the consummation of which would result in a change in control, the employment agreement provides that the executive will be entitled to, subject to his signing and not revoking a general release of claims and in lieu of the amounts above, (i) severance payments equal to two times the sum of annual base salary plus target annual bonus amount, payable over a 24-month period in accordance with our customary payroll practices; (ii) a pro-rated bonus for the year of termination (based on our actual performance for the fiscal year) and (iii) COBRA continuation coverage for 24 months after the termination date.
The employment agreement contains mutual non-disparagement and customary confidentiality and assignment of inventions provisions. In addition, for 24 months following termination, the employment agreement prohibits Mr. Byus from competing with our business worldwide (except for providing services to a conglomerate that competes with us if the executive is not directly involved with the competitive division or line) and from soliciting our employees, independent contractors, customers, suppliers and similar counterparties.
“Cause” is defined to mean, subject to us providing timely notice and the right to cure, (i) willful misconduct and mismanagement that is materially injurious to us; (ii) refusal in any material respect to carry out or comply with any lawful and reasonable directive of our Board of Directors consistent with the terms of the employment agreement; (iii) conviction, plea of no contest, or plea of nolo contendere for any felony; (iv) unlawful use (including being under the influence) or possession of illegal drugs on our (or any of our subsidiaries’) premises while performing duties and responsibilities under the employment agreement; (v) commission of an act of fraud, embezzlement, willful misappropriation, willful misconduct, or breach of fiduciary duty, in any case that results in material harm to us or any of our affiliates; (vi) material violation of any provision of the employment agreement or material written policy; or (vii) willful or prolonged, and unexcused, absence from work (other than by reason of disability due to physical or mental illness). Action or inaction is only “willful” if done or omitted without the good faith belief that such action or inaction is in our best interests.
“Good reason” is defined to mean (i) a material diminution in base compensation, the budget that Mr. Byus oversees, or his authority, duties or responsibilities (including reporting relationships); (ii) a material change in geographic location where Mr. Byus must perform services; or (iii) any other action or inaction that constitutes a material breach of the employment agreement.

Dolf Berle.   In connection with his appointment as President and Chief Executive Officer, on March 29, 2021 we entered into an employment agreement with Mr. Berle, effective May 10, 2021, for an initial term through May 10, 2026, which renews automatically annually, pursuant to which he was provided with the following compensation arrangements: (i) an initial annual base salary of $575,000; (ii) an annual bonus opportunity through an incentive bonus program established by our Board of Directors or our Compensation Committee, with bonuses to be targeted at 75% of annual base salary; (iii) an annual equity incentive award to be targeted at 100% of annual base salary; (iv) a grant of stock options to purchase 1,000,000 shares of our common stock vesting annually pro rata over a five-year period, provided, that, if the fair market value of the Company’s common stock is greater than $18.00 per share on the date of grant, then Mr. Berle will be granted restricted stock units (“Substitute RSUs”) in lieu of a portion of the options to the extent necessary in order to bring the average per-share “exercise price” of the Executive’s Options and Substitute RSUs to $18.00 per share; provided, however, that if Mr. Berle’s employment terminates due to death, disability or without cause or due to his resignation for good reason, the portion of the restricted shares and the shares subject to the stock option scheduled to vest on the next regular anniversary vesting date shall vest; and (v) it is anticipated that Mr. Berle, will purchase up to $1,000,000 of shares of the Company’s common stock in open market transactions no later than 180 days after the 2021 Annual Meeting (the “Purchased Shares”), and as soon as practicable following Mr. Berle’s purchase of the Purchased Shares (and not later than December 31, 2021), Mr. Berle will be granted a number of restricted stock units equal to the number of Purchased Shares (not to exceed $1,000,000 in value) (the “RSUs”). The RSUs will vest in equal installments on the first five anniversaries.
In addition, if Mr. Berle’s employment is terminated without cause or due to his resignation for good reason, he will be entitled to continuation of his annual base salary and payment or reimbursement of COBRA premiums for a twelve-month period. Upon such termination or his death or disability, Mr. Berle will also be entitled to a pro-rated portion of any annual bonus for the year of termination. To receive these severance payments and benefits, Mr. Berle must execute a general release of claims. Mr. Berle will also be prohibited from competing with the Company or soliciting the Company’s employees, customers or suppliers for a period of two years following his termination of employment. The definition of “cause” and “good reason” are the same as set forth above for Mr. Byus.
Craig I. Felenstein.   In connection with his appointment as Chief Financial Officer, we entered into an employment agreement with Mr. Felenstein for an initial term of four years, pursuant to which he was provided with the following compensation arrangements: (i) an initial annual base salary of $400,000; (ii) an annual bonus opportunity through an incentive bonus program established by our Board of Directors or our compensation committee, with bonuses to be targeted at 75% of annual base salary; (iii) an annual equity incentive award to be targeted at 100% of annual base salary; (iv) a grant of 40,000 restricted shares of our common stock vesting annually pro rata over a four-year period; and (v) a grant of stock options to purchase 200,000 shares of our common stock vesting annually pro rata over a four-year period; provided, however, that (a) if Mr. Felenstein’s employment terminates due to death, disability or without cause or due to his resignation for good reason prior to the fourth anniversary of the effective date of the agreement, the portion of the restricted shares and the shares subject to the stock option scheduled to vest on the next regular anniversary vesting date shall vest; (b) upon a “change in control” (as defined in our 2015 Long-Term Incentive Plan), the value of any unvested restricted shares will be retained in Mr. Felenstein’s favor under comparable terms as he had prior to such change in control (which retention may be in the form of stock and/or cash); and (c) if Mr. Felenstein’s employment terminates without cause or due to his resignation for good reason within one year after a change in control, 100% of the restricted shares and the shares subject to the stock option (to the extent outstanding following such transaction) shall vest.
In addition, if Mr. Felenstein’s employment is terminated without cause or due to his resignation for good reason, he will be entitled to continuation of his annual base salary and payment or reimbursement of COBRA premiums for a twelve-month period if such termination occurs on or after the three-year anniversary of the effective date. Upon such termination or his death or disability, Mr. Felenstein will also be entitled to a pro-rated portion of any annual bonus for the year of termination. To receive these severance payments and benefits, Mr. Felenstein must execute a general release of claims. Mr. Felenstein will also be prohibited from competing with the Company or soliciting the Company’s employees, customers or suppliers for a period of two years following his termination of employment. The definition of “cause” and “good reason” are the same as set forth above for Mr. Byus.

David Goodman.   In connection with his appointment as Chief Commercial and Marketing Officer, we entered into an employment agreement with Mr. Goodman for an initial term through November 9, 2024, which renews automatically annually, pursuant to which he was provided with the following compensation arrangements: (i) an initial annual base salary of $425,000; (ii) an annual bonus opportunity through an incentive bonus program established by our Board of Directors or our compensation committee, with bonuses to be targeted at 75% of annual base salary; (iii) an annual equity incentive award to be targeted at 100% of annual base salary; (iv) a grant of 90,000 restricted share units of our common stock vesting annually pro rata over a four-year period; and (v) a grant of stock options to purchase 310,000 shares of our common stock vesting annually pro rata over a four-year period; provided, however, that if Mr. Goodman’s employment terminates due to death, disability or without cause or due to his resignation for good reason, the portion of the restricted shares and the shares subject to the stock option scheduled to vest on the next regular anniversary vesting date shall vest.
In addition, if Mr. Goodman’s employment is terminated without cause or due to his resignation for good reason, he will be entitled to continuation of his annual base salary and payment or reimbursement of COBRA premiums for a twelve-month period. Upon such termination or his death or disability, Mr. Goodman will also be entitled to a pro-rated portion of any annual bonus for the year of termination. To receive these severance payments and benefits, Mr. Goodman must execute a general release of claims. Mr. Goodman will also be prohibited from competing with the Company or soliciting the Company’s employees, customers or suppliers for a period of two years following his termination of employment. The definition of “cause” and “good reason” are the same as set forth above for Mr. Byus.
Benjamin L. Bressler.   In connection with the acquisition of Natural Habitat, we entered into an employment agreement with Mr. Bressler, amended May 2020, for a term extended through December 31, 2023, pursuant to which he was provided with the following compensation arrangements: (i) an initial annual base salary of $200,000; (ii) an annual cash bonus opportunity equal to 10% of Natural Habitat’s net profits (after giving effect to accrual or payment of such bonus) (the “Net Profit Bonus”); and (iii) an equity incentive opportunity to earn an award of options based on the future financial performance of Natural Habitat. Specifically, as soon as practicable after December 31, 2023, we will calculate the Final Year Equity Value of Natural Habitat (as defined in the employment agreement) and if it exceeds $25 million, effective as of December 31, 2023, subject to his continued employment through that date, Mr. Bressler will be granted a number of options that will have a fair value (generally determined in accordance with applicable accounting standards) equal to 10.1% of such excess. Any such options will have a per-share exercise price equal to the fair market value of our common stock on the grant date and will be fully vested and exercisable as of the grant date. If our Board of Directors reasonably determines that issuing options would violate any applicable law or regulation or any applicable securities exchange listing standards or other requirements or the terms and conditions of our equity incentive plan then in effect, we may instead settle the equity incentive opportunity with a lump-sum cash payment equal to 10.1% of such excess. In addition, in the event Natural Habitat makes any dividend payment or other distribution to its stockholders during the period beginning on the closing date of the acquisition of Natural Habitat and ending on December 31, 2023, upon the occurrence of such dividend payment or other distribution, Mr. Bressler will be entitled to receive a supplementary compensatory cash payment equal to 10.1% of the aggregate dividend or distribution payment amount, subject to his continued employment through the date of payment.
The employment agreement also provides that, upon the termination of Mr. Bressler’s employment due to death or disability, subject to his signing and not revoking a general release of claims, he will be entitled to (i) a pro-rated portion of any Net Profit Bonus for the year of termination (based on Natural Habitat’s actual net profits for such year) and (ii) if such termination occurs prior to December 31, 2023, a lump sum cash payment equal to 10.1% of the Final Year Equity Value of Natural Habitat (determined in this circumstance as of the last day of the calendar quarter ending prior to the termination date) over $25.0 million (the “Equity Opportunity Payout”). The employment agreement also provides that, upon the termination of Mr. Bressler’s employment without cause or his resignation of employment for good reason, subject to his signing and not revoking a general release of claims, he will be entitled to (i) severance payments equal to one times his annual base salary, (ii) any Net Profit Bonus for the year of termination (based on Natural Habitat’s actual net profits for such year) and (iii) if such termination occurs prior to December 31, 2023, the Equity Opportunity Payout.

The employment agreement contains confidentiality and assignment of inventions provisions for the benefit of us, Natural Habitat and their direct and indirect subsidiaries and prohibits Mr. Bressler from competing with, or soliciting the employees of, us, Natural Habitat and their direct and indirect subsidiaries, for a period of two years following his termination.
In addition, Mr. Bressler’s remaining 19.9% ownership interest in Natural Habitat is subject to an arrangement providing for put/call rights that generally cannot be exercised, with certain exceptions, until 2023.
“Cause” is defined in the employment agreements to mean, subject to us providing timely notice and the right to cure, (i) willful misconduct and mismanagement that is materially injurious to Natural Habitat; (ii) refusal in any material respect to carry out or comply with any lawful and reasonable directive of the Natural Habitat Board of Directors or our Board of Directors consistent with the terms of the employment agreement; (iii) conviction, plea of no contest, or plea of nolo contendere for any felony; (iv) unlawful use (including being under the influence) or possession of illegal drugs on our (or any of our subsidiaries’) premises while performing executive’s duties and responsibilities under the employment agreement; (v) commission of an act of fraud, embezzlement, willful misappropriation, willful misconduct, or breach of fiduciary duty, in any case that results in material harm to us or any of our affiliates; (vi) material violation of any provision of the employment agreement or material written policy; or (vii) willful or prolonged, and unexcused, absence from work (other than by reason of disability due to physical or mental illness). Action or inaction is only “willful” if done or omitted without the good faith belief that such action or inaction is in the best interests of Natural Habitat.
“Good reason” is defined in the employment agreement to mean (i) a material diminution in base compensation or the formula for determining Net Profit Bonus from the highest level in effect during the term, the budget that Mr. Bressler oversees, or his authority, duties or responsibilities (including reporting relationships); (ii) a material change in geographic location where he must perform services; or (iii) any other action or inaction that constitutes a material breach of the employment agreement.
ESTIMATED ADDITIONAL COMPENSATION TRIGGERED BY TERMINATION OF EMPLOYMENT IF TERMINATED ON THE LAST BUSINESS DAY OF 2020
The following table illustrates the additional compensation that we estimate would be payable to each of our NEOs on termination of employment under each of the circumstances described above, assuming the termination occurred on December 31, 2020. The amounts shown are estimates and do not necessarily reflect the actual amounts that these individuals would receive on termination of employment.
Termination Without Cause or for Good Reason Without a Change in Control:
Name	Cash	Equity	Perquisites/ Benefits	Total
Mr. Lindblad	$—	$—	$—	$—
Mr. Felenstein	$810,185(1)	$707,211(3)	$31,354(5)	$1,548,750
Mr. Goodman	$425,000(1)	$486,700(4)	$31,354(5)	$943,054
Mr. Byus	$701,377(2)	$—	$31,354(5)	$732,731
Mr. Bressler	$350,000(11)	$—	$47,032(6)	$397,032
Termination Without Cause or for Good Reason in connection with a Change in Control:
Name	Cash	Equity	Perquisites/ Benefits	Total
Mr. Lindblad	$—	$—	$—	$—
Mr. Felenstein	$810,185(1)	$1,275,737(8)	$31,354(5)	$2,117,276
Mr. Goodman	$425,000(1)	$1,946,800(9)	$31,354(5)	$2,403,154
Mr. Byus	$1,197,065(7)	$—	$62,709(10)	$1,259,774
Mr. Bressler	$350,000(11)	$—	$47,032(6)	$397,032

(1)
Amount represents twelve months of annual salary and the annual bonus amount actually paid for the 2020 fiscal year.

(2)
Amount represents the sum of (i) one times annual base salary; (ii) average annual bonus for the years ended December 31, 2020, 2019 and 2018; and (iii) the annual bonus amount actually paid for the 2020 fiscal year.

(3)
Amount shown represents (a) the product of (i) the number of shares underlying all unvested stock options and (ii) the excess, if any, of the closing price per share of our common stock on December 31, 2020 of $17.12 and the exercise price per share of such options, plus (b) the market value of 42% of the unvested RSUs at the December 31, 2020 closing share price of $17.12.

(4)
Amounts represents the market value of 25% of the unvested options at the December 31, 2020 closing share price of $17.12.

(5)
Amount represents the value of COBRA continuation coverage for a period of 12 months.

(6)
Amount represents the value of COBRA continuation coverage for a period of 18 months.

(7)
Amount represents the sum of (i) two times the sum of annual base salary and target bonus; and (ii) the annual bonus amount actually paid for the 2020 fiscal year.

(8)
Amount shown represents the sum of the market value of 100% of the unvested RSUs at the December 31, 2020 closing share price of $17.12.

(9)
Amount shown represents the product of (i) the number of shares underlying all unvested stock options and (ii) the excess, if any, of the closing price per share of our common stock on December 31, 2020 of $17.12 and the exercise price per share of such options.

(10)
Amount represents the value of COBRA continuation coverage for a period of 24 months.

(11)
Amount represents the sum of (i) annual base salary, (ii) the annual bonus amount actually paid for the 2020 fiscal year and (iii) Company Value Increase amount as defined per the employment acquisition agreement.

Compensation Policies and Practices and Risk Management
The compensation committee considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the compensation committee does not see them as encouraging risk taking. We also provide NEOs with equity awards to help further align their interests with our interests and those of our stockholders. The compensation committee believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee’s tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives have significant value tied to our long-term corporate success and performance.
The compensation committee believes that our compensation philosophy and programs will encourage employees to strive to achieve both short-and long-term goals that are important to our success and building stockholder’s value, without promoting unnecessary or excessive risk taking. The compensation committee has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.
Compensation Committee Interlocks and Insider Participation
During the last fiscal year, no member of our compensation committee served as one of our employees. No member of our compensation committee entered into a related party transaction with us during fiscal year 2020.
No interlocking relationships exist between our Board of Directors or our compensation committee and the board of directors or the compensation committee of any other entity. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our compensation committee.

Compensation Committee Report
Our compensation committee has reviewed and discussed the “Compensation Discussion and Analysis” contained in this proxy statement with management. Based on our compensation committee’s review and discussions with management, our compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
John M. Fahey (Chair)
Elliott Bisnow
L. Dyson Dryden
Mark D. Ein
Catherine B. Reynolds
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Person Policy
Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the Board of Directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member of the persons referred to in clauses (a) and (b) has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Related Party Transactions
Other than as described below, since January 1, 2020, we have not entered into, and there are no currently proposed, related party transactions.
The son of Sven-Olof Lindblad, our President and Chief Executive Officer, is employed by us as Director of Global Business Development. In 2020, he received aggregate compensation of $281,981, inclusive of salary and bonuses.

PROPOSAL NO. 2
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION
We are asking stockholders to approve an advisory resolution on our 2020 executive compensation as reported in this proxy statement.
We urge stockholders to read the “Executive Compensation” section beginning on page 17 of this proxy statement, as well as the Compensation Discussion and Analysis, the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our NEOs, including Mr. Lindblad, our Chief Executive Officer and President.
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:
RESOLVED, that the stockholders of Lindblad Expeditions Holdings, Inc. (the “Company”) approve, on an advisory basis, the 2020 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and compensation committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

PROPOSAL NO. 3
THE FREQUENCY OF SAY-ON-PAY PROPOSAL
The Dodd-Frank Act enables our stockholders to indicate, at least once every six years, how frequently they believe we should conduct a say-on-pay vote. At the annual meeting, the stockholders will select the frequency of say-on-pay votes by approving a resolution in one of the following forms:
RESOLVED, that the stockholders of Lindblad Expeditions Holdings, Inc. determine, on an advisory basis, that the frequency with which the stockholders of Lindblad Expeditions Holdings, Inc. should have an advisory vote on the compensation of its named executive officers as disclosed in its proxy statements for its annual meetings pursuant to the compensation disclosure rules of the Securities and Exchange Commission is:
Choice 1 — every year;
Choice 2 — every two years; or
Choice 3 — every three years.
After careful consideration, the compensation committee recommends submitting the advisory vote on the compensation of stockholders annually. The compensation committee is making this recommendation because it believes that an annual vote will promote best governance practices and facilitate the compensation committee’s and management’s consideration of the views of stockholders in structuring compensation programs for executive officers. An annual vote will provide the compensation committee and management with more direct input on, and reactions to, our current compensation practices, and better allow the compensation committee and management to measure how they have responded to the prior year’s vote.
The frequency of say-on-pay vote is advisory, and therefore not binding on the Company, its board of directors or its compensation committee. We have decided to account for the results of the most recent frequency of say-on-pay vote when making a decision regarding how often to hold say-on-pay votes. We may, however, choose to hold say-on-pay votes less frequently than the option chosen by stockholders if we determine that it is in the best interest of the stockholders.
Adoption of the frequency of say-on-pay proposal requires the affirmative vote of a plurality of the issued and outstanding shares of our common stock represented in person or by proxy at the meeting and entitled to vote thereon.
Our Board of Directors recommends a vote “ONE YEAR” on the frequency of advisory votes on executive compensation.

PROPOSAL NO. 4
APPROVAL OF LONG-TERM INCENTIVE STOCK COMPENSATION PLAN
OVERVIEW
In this Proposal, we are requesting stockholders approve (i) the Lindblad Expeditions Holdings, Inc. 2021 Long Term Incentive Plan, or the 2021 Plan, and (ii) certain awards previously granted under the 2021 Plan to Dolf Berle, our President and Chief Executive Officer as of May 10, 2021 (the “Contingent Awards”). The total number of shares of Common Stock that will be reserved for issuance pursuant to the 2021 Plan will be equal to the sum of (i) 3,700,000 million shares, plus (ii) 1,000,000 shares (representing the number of shares subject to the Contingent Awards), plus (iii) the number of shares remaining available for grant under the Company’s 2015 Long-Term Stock Incentive Plan, or the 2015 Plan, as of the effective date of the 2021 Plan. Our Board approved the 2021 Plan on April 7, 2021, subject to and effective upon stockholder approval at the annual meeting. The Contingent Awards are conditioned upon the approval of the 2021 Plan at the annual meeting and will be cancelled if the 2021 Plan is not approved. The 2021 Plan and the Contingent Awards are described in more detail below.
THE 2021 PLAN
The purpose of the 2021 Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. We believe that the effective use of performance-based cash incentive awards and stock-based long-term incentive compensation has been integral to our success in the past and is vital to its ability to achieve continued strong performance in the future. We believe that grants of equity awards will help to create long-term participation in the Company and, thereby, assist us in attracting, retaining, motivating and rewarding employees, directors and consultants. The use of long-term equity grants allows us to align the incentives of our employees, directors and consultants with the interests of its shareholders, linking compensation to our performance. Our Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.
RATIONALE FOR SHARE RESERVE UNDER THE 2021 PLAN
The Board believes that the Company has used equity compensation in a reasonable manner, with a 3-year average annual share usage run rate through December 31, 2020 of approximately 1.1% of the Company’s outstanding shares of common stock (assuming target payout for performance awards). Further, we have not sought an increase to the shares available under our prior equity incentive plan, the 2015 Plan, since the 2015 Plan was adopted in connection with our business combination with Lindblad Expeditions, Inc. in July 2015. As of April 6, 2021, there were only 14,758 shares remaining available for issuance under the 2015 Plan.
The Board evaluated the potential dilutive effects of the share authorization under the 2021 Plan and believes that, including the shares requested, our potential dilution overhang of approximately 9.5% was reasonable as the amount requested, excluding the shares requested for the Contingent Awards and the potential stock options to be granted to Mr. Bressler pursuant to his employment agreement as further described below, the potential dilution overhang is approximately 3.7%. As of April 6, 2021 the 4.7 million shares reserved for issuance under the 2021 Plan had a market value of $87 million based on a stock price of $18.57. If the 2021 Plan is approved by our stockholders, it will replace the 2015 Plan and no new awards will be granted thereunder.
When considering the number of shares to reserve for issuance under the 2021 Plan, the Board also considered the Company’s potential obligations to grant an extraordinary award of stock options to Mr. Bressler pursuant to the terms of his employment agreement, which was entered into in connection with the Company’s acquisition of Natural Habitat, Inc. Mr. Bressler was the former majority owner of Natural Habitat and, in connection with the acquisition, the Company agreed to grant Mr. Bressler, an award of stock options in the event the equity value of Natural Habitat increases above $25,000,000, subject to Mr. Bressler’s continued employment with us and certain other conditions contained in Mr. Bressler’s employment agreement. The number of options granted pursuant to this agreement will be determined by a formula set forth in Mr. Bressler’s employment agreement and generally will have a value (based on the Black-Scholes value of the options) equal to 10.1% of the excess of Natural Habitat’s equity value over $25,000,000. The options will have an exercise price equal to the fair market value of our Common Stock on the date of grant. Due to the impact of the COVID-19 pandemic on our business, the Company and Mr. Bressler have agreed to extend the date at which Mr. Bressler would be entitled to the option grant and such options, if any, are presently expected to be granted following completion of the 2023 and 2025 fiscal years. Due to the variables involved in calculating Mr. Bressler’s entitlement to an option grant pursuant to this arrangement, the Board is not able to determine with any level of precision the number of shares that may be subject to this required option grant and the Board desired to ensure that a sufficient cushion is available in the share reserve under the 2021 Plan to allow for the grant to be made, in addition to our regular annual equity incentive award programs.
We expect that the share reserve under the 2021 Plan, if this proposal is approved by our shareholders, will be sufficient for awards for approximately five years, not including the potential extraordinary option award for Mr. Bressler, which is described above. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2021 Plan’s reserve under permitted addbacks; the future performance of our stock price; the consequences of acquiring other companies; and other factors. It is possible that future share usage may differ from current expectations.
CERTAIN FEATURES OF THE 2021 PLAN
The following features of the 2021 Plan are designed to reinforce alignment between the equity compensation arrangements awarded pursuant to the 2021 Plan and our stockholders’ interests:
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No “liberal share recycling” of stock options or stock appreciation rights;

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No discounting of stock options or stock appreciation rights;

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No “evergreen” share increase provision;

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No “reload” option provision;

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No repricing or replacement of underwater stock options or stock appreciation rights without stockholder approval;

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No payment of dividends or dividend equivalents on unvested awards;

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Individual non-employee director compensation (cash and equity) limit of $500,000 per year;

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No liberal definition of “change in control;”

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No “single trigger” vesting for awards upon a change in control; and

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No tax gross ups.

DESCRIPTION OF CONTINGENT AWARDS
Mr. Berle’s employment agreement with the Company provides that upon his commencement of employment with us on May 10, 2021 or as soon as practicable thereafter, he will be granted an award of options to purchase 1,000,000 shares of our common stock under the 2021 Plan. The options will have an exercise price equal to the fair market value of our common stock on the date of grant, a ten year term and will vest in 5 equal annual installments. In the event the fair market value of our common stock on the date of grant exceeds $18.00, then in lieu of a portion of the options, Mr. Berle will receive an award of restricted stock units to the extent necessary to cause the average per-share exercise price of the options and restricted stock units to be equal to $18.00 (with restricted stock units being treated as having an exercise price of zero for this purpose). The award of options and, if applicable, restricted stock units is expected to be made prior to the date of the annual meeting, but will be conditioned upon approval of the 2021 Plan by our stockholders at the annual meeting. If the 2021 Plan is not approved by our stockholders, these Contingent Awards will be cancelled.

SUMMARY OF KEY STOCK PLAN DATA
The following table sets forth information regarding stock-settled, time-vested equity awards granted, and performance-based equity awards earned, over each of the last three fiscal years:
	2020	2019	2018
Stock Options/Stock Appreciation Rights (SARs) Granted	412,062	0	0
Stock-Settled Time-Vested Restricted Shares/Units Granted	648,617	139,168	217,203
Stock-Settled Performance-Based Shares/Units Earned*	53,694	55,987	19,743
Weighted-Average Basic Common Shares Outstanding	49,737,129	47,440,788	45,378,188	3-Year Average
Share Usage Rate	2.2%	0.4%	0.5%	1.1%

*
With respect to performance-based shares/units in the table above, we calculate the share usage rate based on the applicable number of shares earned each year. For reference, the performance-based shares/units granted during the foregoing 3-year period were as follows: 86,783 shares in 2020, 61,631 shares in 2019 and 88,851 shares in 2018.

Overhang as of December 31, 2020
The following table sets forth certain information as of December 31, 2020, unless otherwise noted, with respect to the Company’s equity compensation plans:
Stock Options/SARs Outstanding	612,062
Weighted-Average Exercise Price of Outstanding Stock Options/SARs	$10.00
Weighted-Average Remaining Term of Outstanding Stock Options/SARS	8.4 years
Total Stock-Settled Full-Value Awards Outstanding	1,532,361
Remaining shares available for grant under the 2015 Plan*	280,192
Additional shares being requested under the 2021 Plan	4,718,326
Basic common shares outstanding as of March 31, 2021	50,056,937

*
For reference purposes, the remaining shares available for grant under the 2015 Plan is denoted as of fiscal year end. The number of shares to be rolled-over into the 2021 Plan will be equal to the actual number of shares which remain available for grant under the 2015 Plan as of the effective date of the 2021 Plan. Upon shareholder approval of the 2021 Plan, no further awards will be made under the 2015 Plan.

As of April 6, 2021, the per-share closing price of our common stock as reported on the Nasdaq was $18.57.
SUMMARY OF THE 2021 PLAN
The following sets forth a description of the material features and terms of the 2021 Plan. The description of the 2021 Plan is qualified in its entirety by the complete text of the 2021 Plan, which is filed hereto as Annex A.
Eligibility and Administration.
Our employees, consultants and non-employee directors are eligible to participate in the 2021 Plan. As of December 31, 2020, we had in total 46 employees and eligible consultants and 9 non-employee directors. Based on historic compensation practices, approximately 60 individuals are eligible to receive awards; however, this number is subject to change as the number of individuals in our business is adjusted to meet our operational requirements. The plan administrator determines the type and size of the award and sets the terms, conditions, restrictions and limitations applicable to the award within the confines of the 2021 Plan’s terms.

The 2021 Plan is administered by our Board or a Board committee as may be determined by our Board from time to time. The plan administrator has the authority to interpret the 2021 Plan, determine the types and number of awards, the terms and condition of the awards, the number of shares to be awarded, to approve all awards made under the 2021 Plan, and carry out other functions as set forth in the 2021 Plan. To the extent allowed by law, the plan administrator may delegate the authority to grant awards or take other administrative actions under the 2021 Plan to a Board committee, subject to the limitations and restrictions set by the plan administrator.
Shares Available for Awards.
The maximum aggregate number of shares of Common Stock that may be subject to awards granted under the 2021 Plan is equal to the sum of (i) 3,700,000 shares plus (ii) 1,000,000 shares (representing the number of shares subject to the Contingent Awards), plus (iii) the number of shares remaining available for grant under the 2015 Plan as of the effective date of the 2021 Plan, plus, subject to certain limitations, shares covered by previously granted awards that are forfeited, expire or lapse, or are paid in cash. The maximum aggregate grant date fair value of awards granted to a non-employee director under the 2021 Plan is $500,000 per year, subject to exceptions in the case of individual non-employee directors if the director receiving such greater awards does not participate in the decision to grant such awards or in contemporaneous decisions affecting other directors and provided that such limitation will not apply to awards granted to non-employee directors who previously served as executive officers of the Company if such non-employee director does not participate in the approval of such awards.
In general, when previously granted awards expire, lapse, are forfeited or are paid in cash, the shares reserved for those awards are returned or added, as applicable, to the share reserve and available for future issuance under the 2021 Plan. However, the 2021 Plan does not allow the share pool available for incentive grants to be recharged or replenished with shares that:
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are tendered or withheld to satisfy the exercise price of an option;

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are tendered or withheld to satisfy withholding obligations for an option or stock appreciation right;

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are subject to a stock appreciation right, but are not issued in connection with the stock settlement of the stock appreciation right; or

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the Company purchases on the open market with cash proceeds from the exercise of options.

Types of Awards.
The 2021 Plan authorizes the grant of the following types of incentive awards to eligible individuals: a stock option, a stock appreciation right, a performance award, a restricted stock award, a restricted stock unit award, a stock appreciation right, a stock option, or performance awards; any of which may be awarded in accordance with the terms of the 2021 Plan. Awards to eligible individuals shall be subject to the terms of an individual award agreement between the Company and the individual, which must be approved indicating its acceptance by the participant.
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Performance Awards.   Performance Awards include any of the awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals (including cash incentive awards). Performance Awards may be made to employees. The Committee determines the specific performance goals and criteria to be applied to determine vesting or payment of each award, and the time periods over which performance is measured. Performance Awards only vest if the specific performance goals or criteria are met, and may be paid to the recipient as cash incentive payments, shares of stock or a combination of cash and shares. Performance Awards are forfeited if the performance goals are not satisfied by the conclusion of the performance period.

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Restricted Stock.   The plan administrator may make awards of restricted stock to eligible individuals in such amounts and at purchase prices to be established by the plan administrator in connection with each award. Such awards are subject to restrictions and other terms and conditions as are established by the plan administrator. Upon issuance of restricted stock, recipients generally have the rights of a shareholder with respect to such shares, subject to the limitations and restrictions established by the plan administrator in the award program or the individual award agreement. Such rights generally include the right to receive dividends and other distributions in relation to the award; however, no dividends are payable unless and until all vesting conditions have been satisfied. Except as otherwise determined by the plan administrator, restricted stock awards will lapse and immediately be surrendered to the Company without payment of consideration if the recipient terminates service to the Company before the restrictions on the award have expired.
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Restricted Stock Units.   The 2021 Plan authorizes awards of restricted stock units to eligible individuals in amounts and at purchase prices and upon such other terms and conditions as are established by the plan administrator for each award. Restricted stock unit awards entitle recipients to acquire shares of Common Stock in the future under certain conditions. Holders of restricted stock units generally have no rights of ownership or as shareholders in relation to the award, unless and until the restrictions lapse and the restricted stock unit award vests in accordance with the terms of the grant and actual shares are issued in settlement of the award. Restricted stock units are often granted in tandem with Dividend Equivalents, which are described below, however, no dividend equivalents are payable with respect to Restricted Stock Units unless and until all vesting conditions have been satisfied.

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Stock Appreciation Rights.   The plan administrator is authorized to grant stock appreciation rights to eligible recipients in its discretion, on such terms and conditions as it may determine, consistent with the 2021 Plan. A stock appreciation right entitles the holder to exercise the stock appreciation right to acquire shares of Common Stock upon exercise within a specified time period from the date of the grant. Subject to the provisions of the stock appreciation right award agreement, the recipient may receive from the Company an amount determined by multiplying the difference between the price per share of the stock appreciation right and the value of the share on the date of exercise by the number of shares of Common Stock subject to the award.

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Stock Options.   Stock options may be granted under the 2021 Plan, including both incentive stock options and non-qualified stock options, which provide the holder a right to purchase shares of Common Stock at a specified exercise price. The exercise price per share for each stock option shall be set by the plan administrator, but shall not be less than the fair market value on the date of the grant (or 110% of the price of an incentive stock option in the case of an individual who, on the date of the grant, owns or is deemed to own shares representing more than 10% of the stock of the Company). The term of any option award may not be longer than ten years (or five years in the case of an incentive stock option granted to a 10% shareholder of the Company). The plan administrator will determine the time period for exercise of each award, including the time period for exercise following a termination of service by the recipient, subject to the ten-year limitation.

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Incentive Stock Options.   Incentive stock options may be granted only to our employees. No person who qualifies as a greater-than-10% shareholder of the Company may be granted an incentive stock option, unless such incentive stock option conforms to the applicable provisions of Section 422 of the Code.

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Non-Qualified Stock Options.   With the consent of the holder, the plan administrator is authorized to modify any incentive stock option granted under the 2021 Plan to disqualify the option from treatment as an incentive stock option under Section 422 of the Code.

Prohibition on Re-pricing.
Under the 2021 Plan, the plan administrator may not, without the approval of our shareholders, authorize the re-pricing of any outstanding option or stock appreciation right to reduce its price per share, or cancel any option or stock appreciation right in exchange for cash or another award when the price per share exceeds the Fair Market Value (as that term is defined in the 2021 Plan) of the underlying shares.
Change in Control.
In general, notwithstanding a Change in Control (as that term is defined in the 2021 Plan), each outstanding award shall continue in effect or be assumed or an equivalent award substituted by the successor corporation. In the event of a Change in Control, in the event the successor corporation refuses to assume or substitute for the award, all such awards will fully vested and, if applicable, exercisable immediately prior to the consummation of the transaction and all forfeiture restrictions to lapse. Regardless of any Change in Control, no adjustment will be authorized that would cause the 2021 Plan to violate Section 422(b)(1) of the Code, or would result in short swing profits under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 under the Exchange Act, unless the plan administrator determines the award is not to comply with such exemptive conditions.
Certain Transactions.
The plan administrator has broad discretion to equitably adjust the provisions of the 2021 Plan, as well as the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, combinations or exchanges of shares, mergers, consolidations or other distributions (other than normal cash dividends) of Company assets to shareholders. In addition, in the event of certain non-reciprocal transactions with our shareholders known as “equity restructurings,” the plan administrator will make equitable adjustments to outstanding awards.
Amendment and Termination.
The plan administrator or our Board may amend, modify, suspend or terminate the 2021 Plan, as it deems necessary or appropriate in our best interests, without the approval of shareholders. However, the plan administrator must obtain the consent of any award holder before taking any action that materially impairs any rights or obligations of the holder (unless the award expressly provides otherwise). Further, it may not, without the approval of our shareholders, make any amendment to the 2021 Plan that would: (i) increase the limits on the maximum number of shares that may be issued under the 2021 Plan (other than in connection with an equitable adjustment); (ii) decrease the share price of outstanding stock option or stock appreciation rights granted under the 2021 Plan; or (iii) cancel any stock option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares.
The 2021 Plan provides that in no event may an award be granted pursuant to the 2021 Plan on or after the tenth anniversary of the date the 2021 Plan was approved by our Board in 2021 or the date that our stockholders approve the plan.
Forfeiture and Clawback Provisions.
The 2021 Plan provides the plan administrator with the authority to require, in an award agreement or otherwise, that an individual in receipt of any award agree that any proceeds, gains or other economic benefit obtained in connection with any award, must be repaid to the Company (and the award shall terminate and any exercisable portion be forfeited), if the holder is terminated before a specified date or within a specified time period following receipt or exercise of the award, terminated for cause (as such term is defined by the plan administrator), or engages in any activity in competition with us or which is inimical, contrary or harmful to our interests (as further defined by the plan administrator). In addition, all awards made under the 2021 Plan are subject to any clawback policy implemented by us, including any clawback policy adopted to comply with the requirements of applicable law (including the Dodd Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder).
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participants’ particular circumstances.
Incentive Stock Options.   No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a participant upon exercise of an incentive stock option is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant, and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.
Non-qualified Stock Options.   No income is expected to be recognized by a participant for federal income tax purposes upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.
Stock Appreciation Rights.   There is expected to be no federal income tax consequences to either the participant or the employer upon the grant of stock appreciation rights. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to stock appreciation rights in an amount equal to the aggregate amount of cash and the fair market value of any Common Stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Restricted Stock.   If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.
Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.
If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.
Restricted Stock Units.   There will be no federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Performance Awards.   There will be no federal income tax consequences to either the participant or the employer upon the grant of performance awards. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of Common Stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Dividend Equivalents.   Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Limitations on the Employer’s Compensation Deduction.   Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million. Awards granted under the 2021 Plan to covered executives may be subject to deduction limitations under Section 162(m).
Excess Parachute Payments.   Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the 2021 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.
Application of Section 409A of the Code.   Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and appreciation rights if no deferral is provided beyond exercise, or restricted stock.
The awards made pursuant to the 2021 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the 2021 Plan are not exempt from coverage. However, if the 2021 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.
State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the 2021 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2021 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.
BOARD RECOMMENDATION
The Board unanimously recommends a vote FOR the approval of the Lindblad Expeditions Holdings, Inc. 2021 Long Term Incentive Plan.
PLAN BENEFITS
Except for the Contingent Awards to Mr. Berle, as described above under the heading — Description of Contingent Awards, and certain option awards that may be granted to Mr. Bressler in the future pursuant to the terms of his employment agreement, the benefits or amounts that may be received or allocated to participants under the 2021 Plan will be determined at the discretion of the plan administrator and are not currently determinable. As described above, under the heading — Rationale for Share Reserve Under the 2021 Plan, pursuant to his employment agreement, Mr. Bressler may be eligible to receive certain stock option awards in the future based on the increase in the equity value of the Company’s subsidiary, Natural Habitat, Inc. Mr. Bressler’s entitlement to any such awards would be determined pursuant to a formula taking into account Natural Habitat’s earnings in future years and therefore is not presently determinable.
STOCKHOLDER APPROVAL REQUIREMENT
The approval of the 2021 Plan requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes have no effect on the outcome of the vote. If the 2021 Plan is not approved, it will not become effective and we will continue to make grants under the 2015 Plan until the shares available for issuance thereunder are exhausted. In addition, if the 2021 Plan is not approved, the Contingent Awards to Mr. Berle will be cancelled.
Our Board of Directors recommends a vote FOR the approval of the 2021 Plan.

PROPOSAL NO. 5
THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021
The audit committee has appointed Marcum LLP as our independent registered certified public accounting firm for fiscal year 2021 and has further directed that the selection of Marcum LLP be submitted to a vote of stockholders at the annual meeting for ratification.
In selecting Marcum LLP to be our independent registered public accounting firm for 2021, our audit committee considered the results from its review of Marcum LLP’s independence, including (i) all relationships between Marcum LLP and our Company and any disclosed relationships or services that may impact Marcum LLP’s objectivity and independence; (ii) Marcum LLP’s performance and qualification as an independent registered public accounting firm; and (iii) the fact that the Marcum LLP engagement audit partner is rotated on a regular basis as required by applicable laws and regulations.
Our audit committee charter does not require that our stockholders ratify the selection of Marcum LLP as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate governance practice. If our stockholders do not ratify the selection, our audit committee may reconsider whether to retain Marcum LLP, but still may retain the firm. Even if the selection is ratified, our audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
Representatives of Marcum LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Marcum LLP as our independent registered certified public accounting firm for the fiscal year 2021. If the appointment is not ratified, our audit committee will consider whether it should select another independent registered certified public accounting firm.
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The following table provides information relating to the fees billed to us by Marcum LLP for the years ended December 31, 2020 and 2019:
	2020	2019
Audit fees(1)	$501,000	$513,526
Audit-related fees	$—	$––
Tax fees	$—	$—
All other fees(2)	$54,680	$42,863

(1)
Audit fees consists of fees for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and review of our condensed financial information included in our quarterly filings on Form 10-Q, including all services required to comply with the standards of the Public Company Accounting Oversight Board (United States), and fees associated with performing the integrated audit of internal controls over financial reporting (Sarbanes-Oxley Section 404 work).

(2)
These consist of fees related to professional services associated with the Company’s 2020 preferred stock offering and other filings with the Securities and Exchange Commission.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
The audit committee, in accordance with its charter, must pre-approve all non-audit services provided by our independent registered public accountants. The audit committee generally pre-approves specified services in the defined categories of audit services, audit related services and tax services up to specified amounts. Pre-approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent registered public accountants or on an individual, explicit case-by-case basis before the independent auditor is engaged to provide each service.

AUDIT COMMITTEE REPORT
The audit committee has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.
The audit committee also reviewed our consolidated financial statements for fiscal year 2020 with Marcum LLP, our independent auditors for fiscal year 2020, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The audit committee has discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.
The audit committee has received the written disclosures and the letter from Marcum LLP mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence and has discussed with Marcum LLP its independence and has considered whether the provision of non-audit services provided by Marcum LLP is compatible with maintaining Marcum LLP’s independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission. The audit committee has selected Marcum LLP as our independent auditor for 2021.
This report is submitted by the members of the audit committee of the Board of Directors:
L. Dyson Dryden (Chair)
Mark D. Ein
Daniel J. Hanrahan

STOCKHOLDER PROPOSALS FOR THE 2022 MEETING
Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary.
Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2022 must be received by us no later than December 20, 2021. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.
Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary at 96 Morton Street, 9th Floor, New York, NY 10014. To be timely, a stockholder’s notice shall be delivered to, or made and received by, the Secretary at our principal executive offices not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.
OTHER MATTERS
The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNEX A
LINDBLAD EXPEDITIONS HOLDINGS, INC.
2021 Long-Term Incentive Plan
1.
Purpose.

The Plan’s purpose is to enhance the ability of the Company and its Subsidiaries to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Section 11.
2.
Eligibility.

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
3.
Administration and Delegation.

a.
Administration.   The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

b.
Appointment of Committees.   To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

4.
Stock Available for Awards.

a.
Number of Shares.   Subject to adjustment under Section 8 and the terms of this Section 4, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Plan’s effective date under Section 10(c), the Company will cease granting awards under the Prior Plans; however, Prior Plan Awards will remain subject to the terms of the applicable Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

b.
Share Recycling.   Except as provided in subsection (c) below, if all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award for less than Fair Market Value or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

c.
Limitation on Share Recycling.   Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under this Section 4(a) and shall not be available for future grants of Awards:

i.
Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option;

ii.
Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right (but not with respect to any other Award);

iii.
Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and

iv.
Shares purchased on the open market with the cash proceeds from the exercise of Options.

d.
Incentive Stock Option Limitations.   Notwithstanding anything to the contrary herein, no more than 4,700,000 Shares may be issued pursuant to the exercise of Incentive Stock Options, and no Shares may again be optioned, granted or awarded if it would cause an Incentive Stock Option not to qualify as an Incentive Stock Option.

e.
Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

f.
Non-Employee Director Award Limit.   Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $500,000, provided that the foregoing limitation is not intended to apply to any Awards or other compensation payable to a non-employee Director who previously served as an executive officer of the Company to the extent such Awards or compensation are approved by the Administrator without the participation in such approval by the non-employee Director receiving such Awards or compensation. In addition, the Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

5.
Stock Options and Stock Appreciation Rights.

a.
General.   The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section 9(i) with respect to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation

Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations of the Plan or as the Administrator may impose.
b.
Exercise Price.   The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Except with respect to Substitute Awards, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

c.
Duration of Options.   Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option or Stock Appreciation Right (x) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Administrator may provide that the term of the Option or Stock Appreciation Right shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option or Stock Appreciation Right at the date the initial term would otherwise expire is above the Fair Market Value.

d.
Exercise.   Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5(e)for the number of Shares for which the Award is exercised and (ii) as specified in Section 9(e) for any applicable withholding taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a share of Common Stock.

e.
Payment Upon Exercise.   The exercise price of an Option must be paid in cash or by check payable to the order of the Company or, subject to Section 10(h), any Company insider trading policy (including blackout periods) and Applicable Laws, by:

i.
if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided, that, such amount is paid to the Company at such time as may be required by the Administrator;

ii.
to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (A) such payment method is then permitted under Applicable Laws, (B) such Shares, if acquired directly from the Company, were owned by the Participant for a minimum time period that the Company may establish and (C) such Shares are not subject to repurchase, forfeiture, unfulfilled vesting or other similar requirements;

iii.
to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

iv.
to the extent permitted by the Administrator and subject to applicable law, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

v.
any combination of the above permitted payment forms (including cash or check).

6.
Restricted Stock; Restricted Stock Units.

a.
General.   The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

b.
Restricted Stock.

i.
Dividends.   Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, dividends which are paid prior to vesting shall only be paid out to the Participant holding such awards to the extent that the performance-based vesting conditions (including any applicable performance conditions) are satisfied and the award vests. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.

ii.
Stock Certificates.   The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

c.
Restricted Stock Units.

i.
Settlement.   When a Restricted Stock Unit vests, the Participant will be entitled to receive from the Company one Share, an amount of cash or other property equal to the Fair Market Value of one Share on the settlement date or a combination of both, as the Administrator determines and as provided in the Award Agreement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

ii.
Stockholder Rights.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

iii.
Dividend Equivalents.   If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to any unvested Award and that are based on dividends paid prior to vesting shall only be paid out to the Participant to the extent that the award vests. All such Dividend

Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable (or at such later time as may be set forth in an award agreement).
7.
Other&NBSP;Stock or Cash Based Awards.&NBSP;

Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other period or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to the conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.
8.
Adjustments for Changes in Common Stock and Certain Other Events.

a.
Equity Restructuring.   In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award as it deems appropriate to effect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8(a) will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

b.
Corporate Transactions.   In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

i.
the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued and specifically including for the avoidance of doubt adjustments to the individual award limitation set forth in Section 4(f));

ii.
the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

iii.
the grant or exercise price with respect to any Award; and

iv.
the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

c.
In the event of any transaction or event described in Section 8(b) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable

Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
i.
To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;

ii.
To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

iii.
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

iv.
To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;

v.
To replace such Award with other rights or property selected by the Administrator; and/or

vi.
To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

d.
Termination of Service.   The treatment of a Participant’s Award upon such Participant’s Termination of Service in connection with a Change in Control of the Company will be as provided in the applicable Award Agreement between the Participant and the Company. Notwithstanding Section 8(b) or 8(c) above, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company, or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service prior to the Change in Control, then immediately before the Change in Control such Awards will become fully vested, exercisable and payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards will lapse. Such Awards will be canceled upon the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock, which (A) may be on such terms and conditions generally applicable to holders of Common Stock under the Change in Control documents (including any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (B) is determined based on the number of Shares subject to such Awards and net of any applicable exercise price; provided that if any Awards constitute “nonqualified deferred compensation” not payable upon the Change in Control without the imposition of taxes under Section 409A, the timing of such payments will be governed by the Award Agreement (subject to any deferred consideration provisions under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award upon the Change in Control is zero or less, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.
e.
Administrative Stand Still.   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

f.
General.   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8(a) above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

g.
No action shall be taken under this Section 8 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

9.
General Provisions Applicable to Awards.

a.
Transferability.   Except as the Administrator may determine or provide in an Award Agreement or otherwise, in accordance with Applicable Laws (and subject to the applicable requirements for Shares underlying Awards to be registered on Form S-8 under the Securities Act), Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a DRO, and, during the life of the Participant, will be exercisable only by the Participant. The Administrator will not permit the transfer of any Award in exchange for monetary consideration prior to vesting of the Award. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves under Applicable Laws.

b.
Documentation.   Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

c.
Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

d.
Termination of Status.   The Administrator will determine how the disability, death,

retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
e.
Withholding.   Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided, that, the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Award and that the broker has been directed to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

f.
Amendment of Award.   Subject to Section 9(j) below, the Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. If such amendment, modification or termination would materially and adversely impact a Participant’s rights with respect to an outstanding Award previously granted to the Participant under the Plan, then the application of such amendment to such previously granted Award shall be subject to any limitations as may be set forth in the applicable Award Agreement unless the change is permitted under Section 8 or pursuant to 10(f).

g.
Conditions on Delivery of Stock.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
h.
Vesting Acceleration.   The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

i.
Additional Terms of Incentive Stock Options.   The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of its present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person qualifying as a Greater Than 10% Stockholder may be granted an Incentive Stock Option, unless such Incentive Stock Option conforms to Section 422 of the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. The Administrator may modify an Incentive Stock Option with the holder’s consent to disqualify such Option as an Incentive Stock Option. All Options intended to qualify as Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired from the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, (i) if an Option (or any part thereof) intended to qualify as an Incentive Stock Option fails or ceases to qualify as an Incentive Stock Option or (ii) for the Administrator’s actions or omissions that cause an Option not to qualify as an Incentive Stock Option, including the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to qualify as an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to qualify for any reason, including the portion of any Option becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

j.
Prohibition on Repricing.   Subject to Section 8, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

10.
Miscellaneous.

a.
No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

b.
No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan or stop transfer orders that the Administrator deems necessary or appropriate to comply with Applicable Laws.
c.
Effective Date and Term of Plan.   The Plan will become effective on the date it is adopted by the Board and approved by the Company’s stockholders. No Awards may be granted under the Plan after ten years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, (i) it will not become effective, (ii) no Awards shall be granted thereunder, and (iii) the Prior Plans will continue in full force and effect in accordance with their terms. Upon the approval of the Plan by the Company’s stockholders, any awards outstanding under the Prior Plans as of the date of such approval shall remain outstanding and, if applicable, exercisable pursuant to the terms of such individual grants and the Prior Plans.

d.
Amendment of Plan.   The Administrator may amend, suspend or terminate the Plan at any time. Other than an increase to the Overall Share Limit, If any amendment to this Plan would materially and adversely impact a Participant’s rights with respect to any Award previously granted to the Participant under the Plan, then, even if such amendment would otherwise be permitted by the terms of this Plan, the application of such amendment to such previously granted Award shall be subject to any limitations as may be set forth in the applicable Award Agreement, if any, covering such Award. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

e.
Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

f.
Section 409A.

i.
General.   The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10(f) or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant, “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

ii.
Separation from Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
iii.
Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

g.
Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

h.
Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

i.
Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10(i) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10(i). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
j.
Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

k.
Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

l.
Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

m.
Claw-back Provisions.   All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy implemented to the comply with Applicable Laws, including any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, as set forth in such claw-back policy or the Award Agreement.

n.
Titles and Headings.   The titles and headings of the Sections in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

o.
Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

p.
Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

q.
Broker-Assisted Sales.   In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9(e): (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an

Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
11.
Definitions.   As used in the Plan, the following words and phrases will have the following meanings:

a.
“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

b.
“Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.

c.
“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

d.
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

e.
“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

f.
“Board” means the Board of Directors of the Company.

g.
“Change in Control” means, unless otherwise set forth in an applicable Award Agreement, the occurrence of any of the following:

i.
A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction orseries of transactions that meets the requirements of clauses (a) and (b) of subsection (iii) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

ii.
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (i) or (iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
iii.
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

a.
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

b.
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (b) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (i), (ii) or (iii) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
h.
“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

i.
“Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the committee that is otherwise validly granted under the Plan.

j.
“Common Stock” means the common stock of the Company.

k.
“Company” means Lindblad Expeditions Holdings, Inc., a Delaware corporation, or any successor.

l.
“Consultant”means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
m.
“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

n.
“Director” means a Board member.

o.
“Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

p.
“Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

q.
“DRO” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

r.
“Employee” means any employee of the Company or its Subsidiaries.

s.
“Equity Restructuring” means, as the Administrator determines, a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, affecting the Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causing a change in the per share value of the Common Stock underlying outstanding Awards.

t.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

u.
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion. Notwithstanding the foregoing, the Administrator may, by written resolution (which shall be deemed to amend this Plan to extent necessary) specify an alternate reasonable method of determining the Fair Market Value of Common Stock as of any date.

v.
“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiary or parent corporation, as defined in Section 424(e) and (f) of the Code, respectively.

w.
“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

x.
“Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

y.
“Option” means an option to purchase Shares.

z.
“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

aa.
“Overall Share Limit” means 4,700,000 Shares plus the number of Shares, if any, available for grant under the Prior Plan as of the effective date of this Plan.

bb.
“Participant” means a Service Provider who has been granted an Award.

cc.
“Performance Criteria” means the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include following:

i.
The Performance Criteria used to establish Performance Goals may include, without limitation, the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices.

ii.
The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, without limitation, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s or any Subsidiary’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges or other non-cash charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions; or (xxi) such other adjustments as the Administrator may determine from time to time.
dd.
“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual, or otherwise.

ee.
“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

ff.
“Plan” means this 2021 Long-Term Incentive Plan, as amended from time to time.

gg.
“Prior Plans” means, collectively, the Lindblad Expeditions Holdings, Inc. 2015 Long-Term Stock Incentive Plan and any prior equity incentive plans of the Company or its predecessor.

hh.
“Prior Plan Award” means an award outstanding under the Prior Plans as of the Plan’s effective date in Section 10(c).

ii.
“Publicly Listed Company” means that the Company or its successor (i) is required to file periodic reports under Section 12 of the Exchange Act and (ii) the Common Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act) or is quoted on NASDAQ or a successor quotation system.

jj.
“Restricted Stock” means Shares awarded to a Participant under Section 6 subject to certain vesting conditions and other restrictions.

kk.
“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Common Stock or an amount in cash or other consideration determined by the Administrator to be of equal value as of such payment date, subject to certain vesting conditions and other restrictions.

ll.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

mm. “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
nn.
“Securities Act” means the Securities Act of 1933, as amended.

oo.
“Service Provider” means an Employee, Consultant or Director.

pp.
“Shares”means shares of Common Stock.

qq.
“Stock Appreciation Right” means a stock appreciation right granted under Section 5.

rr.
“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

ss.
“Termination of Service” means the date the Participant ceases to be a Service Provider.

* * *

LINDBLAD EXPEDITIONS HOLDINGS, INC.
Annual Meeting of Stockholders
June 3, 2021 10:00 AM EDT

Virtual Meeting

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint Sven-Olof Lindblad and Craig I. Felenstein, and each or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LINDBLAD EXPEDITIONS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM EDT on June 3, 2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

All shareholders who wish to attend the Virtual Meeting, must register at:
www.viewproxy.com/lindblad/2021
The deadline for registration is May 31, 2021 at 11:59 PM (EDT).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 3, 2021. The Proxy Statement and our 2020 Annual Report to Stockholders are available at:
http://www.viewproxy.com/lindblad/2021

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR the following:

1. Election of Class A Directors

Nominees:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Sven-Olof Lindblad	☐	☐	☐
02 Mark D. Ein			
03 Dolf Berle			

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark, "For All Except" and write the number(s) of the nominee(s) on the line below.

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The Board of Directors recommends you vote FOR proposals 2, 4 and 5 and "1 YEAR" for proposal 3.

	FOR	AGAINST	ABSTAIN	
2. The approval, on an advisory basis, of the 2020 compensation of our named executive officers.	☐	☐	☐	
	1 YEAR	**2 YEARS**	**3 YEARS**	**ABSTAIN**
3. To consider and vote upon a proposal to select, on an advisory basis, the frequency of one year, two years or three years with which we will hold an advisory stockholder vote to approve executive compensation.	☐	☐	☐	☐
	FOR	**AGAINST**	**ABSTAIN**	
4 The approval of the 2021 Long-Term Incentive Plan.	☐	☐	☐	
	FOR	**AGAINST**	**ABSTAIN**	
5 The ratification of the appointment of Marcum LLP as our independent registered certified public accounting firm for fiscal 2021.	☐	☐	☐	

Date: ______________________________

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Signature

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Signature (if held jointly)

NOTE: Please sign as your name(s) appear(s) hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign full corporate name or partnership name by authorized officer.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

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▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

VIRTUAL CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone,

or when voting during the virtual Annual Meeting

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/LIND

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.